UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23239

AMERICAN BEACON INSTITUTIONAL FUNDS TRUST

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: October 31, 2019

Date of reporting period: October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

American Beacon®
INSTITUTIONAL FUNDS TRUST

2019 ANNUAL REPORT

October 31, 2019

DIVERSIFIED FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Institutional Funds Trust	October 31, 2019

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

In recent months, you’ve likely seen and heard news reports about disruptive headwinds in the global economy – including the U.S. trade war with China and its toll on the global economy, slowing global growth, the Federal Reserve’s series of rate cuts, Brexit, disruptions in the Middle East and protests in Hong Kong – and watched a flood of reaction in the world’s markets.

As Peter L. Bernstein said in his treatise on risk, Against the Gods: The Remarkable Story of Risk, published by John Wiley & Sons, Inc. in September 1998, “Volatility is a proxy for uncertainty and must be accommodated in measuring investment risk.”

During times of economic uncertainty and market volatility, fear of loss can be a powerful emotion – one that drives many investors to making short-term decisions subject to a variety of potential error-leading biases. Unfortunately, some short-term investment decisions may create more volatility rather than mitigate it.

Instead of dwelling on the markets’ short-term reaction to waves of negative global news, we encourage investors to focus on the horizon instead. Long-term investing isn’t about identifying and anticipating the next big market move, it is about identifying the right investment products for riding out those moves. As a long-term investor, you should keep in mind the three Ds: direction, discipline and diversification.

▶

Direction: Achieving your long-term financial goals requires an individualized plan of action. You may want your plan to provide some measure of protection against periods of geopolitical turmoil, economic uncertainty, market volatility and job insecurity. Your plan should be reviewed annually and be adjusted in the event your long-range needs change.

▶

Discipline: Long-term, systematic participation in an investment portfolio requires your resolution to stay the course. Spending time in the market – rather than trying to time the market – may place you in a better position to reach your long-term financial goals.

▶

Diversification: By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your investment portfolio. By allocating your investment portfolio according to your risk-tolerance level, you may be better positioned to weather storms and achieve your long-term financial goals.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings.

Many of the sub-advisors to our mutual funds pursue upside capture and/or downside protection using proprietary strategies. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term rewards.

Our management approach is more than a concept; it’s the cornerstone of our culture. And we strive to apply it at every turn as we seek to provide a well-diversified line of investment solutions to help our shareholders seek long-term rewards while mitigating volatility and risk.

Thank you for your continued interest in American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Institutional Funds Trust

Market Overviews

October 31, 2019 (Unaudited)

Domestic Bond Market Overview

During the 12 months ended October 31, 2019, the Federal Reserve (the “Fed”) hiked the federal funds rate in December 2018, paused for the first half of 2019, and then cut the rate three times in as many meetings. The most recent meeting, held at the end of October, saw the Fed vote to cut its target rate to a range of 1.50% to 1.75%. However, the Fed also indicated its “midcycle adjustment” was complete. The official statement changed with regard to future actions by removing the phrase “will act as appropriate to sustain the expansion,” which was added in advance of the recent rate cuts, addressing economic “uncertainties” and “muted inflation pressures.” Fed Chairman Jerome Powell was more explicit about the completion of the midcycle adjustment at his October press conference when he said further easing would only be needed if developments forced a “material reassessment” of the outlook. He was likely encouraged by recent developments on global trade since U.S. officials indicated they were “close to finalizing” sections of the Phase One agreement with China and the European Union granted the U.K. a Brexit extension. Additionally, the first release of third quarter GDP was reported at 1.9%, which surprised to the upside on solid consumer spending.

Multiple rate cuts from the Fed and uncertainties around global trade caused interest rates to decline and the yield curve to steepen during the period. The 10-year Treasury yield fell 145 basis points (or 1.45%) to 1.69%. The two-year Treasury yield declined 132 basis points (or 1.32%) to 1.52%, and the 30-year Treasury yield declined 121 basis points (or 1.21%) to 2.17%. These moves caused the two- to 30-year Treasury yield spread to increase by 11 basis points (or 0.11%) to 65 basis points (or 0.65%).

With the decline in rates during the year, the bond market posted a positive return of 11.51%, according to the Bloomberg Barclays U.S. Aggregate Bond Index. Spread product was mostly in favor over the period as three of the four spread sectors posted positive excess returns. The leader was the corporate sector with an excess return of 232 basis points (or 2.32%). The agency and asset-backed sectors followed with excess returns of 107 basis points (or 1.07%) and 59 basis points (or 0.59%), respectively. The laggard was the mortgage-backed sector with a negative excess return of -11 basis points (or -0.11%). Overall, the Bloomberg Barclays U.S. Aggregate Bond Index had an excess return of 63 basis points (or 0.63%) for the period.

Domestic Equity Market Overview

For the 12-month period ended October 31, 2019, the U.S. equity markets rallied strongly after a depressed start to the period that saw market volatility spike to its highest level in seven years during the fourth quarter of 2018. The S&P 500 Index and the Dow Jones Industrial Average returned 14.33% and 10.32%, respectively, for the period. Growth broadly outperformed Value across all market caps; the Russell 1000 Growth Index and the Russell 1000 Value Index returned 17.10% and 11.21%, respectively, and the Russell Midcap Growth Index and the Russell Midcap Value Index returned 18.93% and 10.08%, respectively. Large and mid-cap stocks also did significantly better than small-cap stocks; the Russell 1000 Index returned 14.15% and the Russell Midcap Index returned 13.72%, compared to the Russell 2000 Index return of 4.90%.

All of this occurred in an environment that saw rising fears of economic recession as the current expansion entered its 11th year, intensified by the effects of an escalating trade war, as well as concerns over the ability of the Fed policy to forestall the effects of an economic downturn. Feeding these uncertainties, growth slowed during the period as the third quarter’s gross domestic product decelerated to 1.9% from its peak rate of 3.5% in the second quarter of 2018. Corporate earnings growth also slowed with profit growth.

The Fed did alter its policy course at year end 2018 and began lowering the federal funds rate in the third quarter of 2019. At the same time, the economic strength underlying the U.S. economy remained resilient with the September unemployment rate at 3.5%, a 40-year low. In addition, the consumer continued to show good strength with both income and expenditures growing at healthy rates. Also, ongoing tariff negotiations between the U.S. and China are providing hope to prospects of settlement. Collectively, all of these factors kept the markets positive going into the fiscal year end.

Market Overviews

October 31, 2019 (Unaudited)

International Equity Market Overview

Over the 12-month period ended October 31, 2019, developed international equities rose more than 11% and emerging market equities rose almost 12%. While investor uncertainty about global growth and trade weighed on sentiment, central banks responded by loosening monetary policy and governments with budget surpluses were urged to implement fiscal stimulus, which has sustained strong equity returns.

Trade tensions have contributed to the slower economy. Global growth has declined 1.2 percentage points since President Donald Trump first ordered tariffs on steel and aluminum in the first quarter of 2018. Germany, an export powerhouse, reported slightly negative gross domestic product (“GDP”) growth in the second quarter while manufacturing indexes deteriorated. China – the world’s second-largest economy and source of almost 20% of global growth – reported GDP growth of 6.2%, a 27-year low. While global manufacturing is weak, the global consumer remains more resilient. The majority of consumer data is still relatively positive – and the consumer expansion, though at low rates, is driving modestly positive global growth.

In the international equity markets, Growth continued to outperform Value despite a dramatic rise in deep-value equities in early September. The valuation gap between Growth and Value continues to reach extremes. Historically, the performance of Growth versus Value appears to have a correlation with interest rates. When interest rates decline, Growth has historically outperformed Value. When interest rates rise, Value tends to be more in favor. This implies that the recent rally in deep-value equities will not likely close the performance gap with Growth unless long-term rates rise, which would presumably occur if expectations rise for stronger economic growth. Without that acceleration, deep-value equities could prove to be a classic Value trap.

American Beacon Diversified FundSM

Performance Overview

October 31, 2019 (Unaudited)

The AAL Class of the American Beacon Diversified Fund (the “Fund”) returned 10.77% for the twelve months ended October 31, 2019, which underperformed the S&P 500 Index (the “Index”) return of 14.33% for the same period.

Comparison of Changes in Value of a $10,000 Investment for the period 3/24/2017 through 10/31/2019

Total Returns for the Period ended October 31, 2019

	Ticker	1 Year	Since Inception 03/24/2017	Value of $10,000 03/24/2017- 10/31/2019
AAL Class (2,3)	ZABDFX	10.77%	6.85%	$11,886
S&P 500 Index (TR) (1)		14.33%	12.65%	$13,638

1.

The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. One cannot directly invest in an index. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”), and has been licensed for use by the Fund. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

2.

Performance shown is historical and is not indicative of future returns. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares.

3.	A portion of the fees charged to the AAL Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

The Fund underperformed the Index over the twelve-month period due to stock selection and country allocation.

American Beacon Diversified FundSM

Performance Overview

October 31, 2019 (Unaudited)

Stock selections within Japan and China primarily contributed to the Fund’s relative underperformance, while stock selections in the United Kingdom added value. Detracting securities within Japan include IHI Corp. (down 38.3%) and Ryohin Keikaku Co. Ltd. (down 35.8%), while Baidu Inc. Spon ADR (down 46.2%) and China Telecom Corp. Ltd. (down 6.6%) hurt within China. Meanwhile, the Fund’s investments in the United Kingdom, especially Aon Plc. (up 24.7%) and Standard Chartered Plc. (up 31.4%) helped relative performance during the prior twelve months.

From a country allocation perspective, an overweight to Norway (down 6.6%) and an underweight to Australia (up 16.9%) detracted the most from the Fund’s performance relative to the Index. On the other hand, underweighting Japan (up 9.3%) and Saudi Arabia (down 11.1%) partially offset negative performance during the period.

Top Ten Holdings (% Net Assets)
U.S. Treasury Notes/Bonds, 1.766%, Due 4/30/2021, (3-mo. Treasury money market yield + 0.139%)		5.2
U.S. Treasury Notes/Bonds, 1.857%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)		4.2
Microsoft Corp.		1.4
U.S. Treasury Notes/Bonds, 2.375%, Due 8/15/2024		1.2
Bank of America Corp.		1.2
U.S. Treasury Notes/Bonds, 3.000%, Due 2/15/2049		1.1
Medtronic PLC		1.0
JPMorgan Chase & Co.		1.0
Citigroup, Inc.		0.9
Wells Fargo & Co.		0.8

Total Fund Holdings	563

Sector Allocation (% Equities)
Financials		20.8
Health Care		12.1
Energy		11.1
Industrials		11.1
Information Technology		10.9
Consumer Discretionary		8.2
Communication Services		7.8
Consumer Staples		6.4
Materials		6.3
Utilities		3.3
Real Estate		2.0

Sector Allocation (% Fixed Income)
U.S. Treasury Obligations		46.8
U.S. Agency Mortgage-Backed Obligations		14.4
Financial		9.3
Technology		8.8
Consumer, Non-Cyclical		5.4
Energy		3.7
Communications		2.3
Utilities		2.1
Consumer, Cyclical		1.9
Industrial		1.9
Asset-Backed Obligations		1.5
Foreign Sovereign Obligations		0.7
Commercial Mortgage-Backed Obligations		0.6
Basic Materials		0.4
Collateralized Mortgage Obligations		0.2

American Beacon Diversified FundSM

Performance Overview

October 31, 2019 (Unaudited)

Country Allocation (% Investments)
United States	69.9
United Kingdom	5.2
Japan	3.8
France	3.5
Canada	2.4
Germany	2.4
Netherlands	1.8
China	1.3
Switzerland	1.3
Belgium	1.0
Republic of Korea	0.9
Mexico	0.6
Ireland	0.5
Norway	0.5
Saudi Arabia	0.5
Sweden	0.5
Denmark	0.4
Singapore	0.4
Spain	0.4
Taiwan	0.4
Brazil	0.3
Hong Kong	0.3
Italy	0.3
Luxembourg	0.3
Australia	0.2
Finland	0.2
South Africa	0.2
India	0.1
Indonesia	0.1
Israel	0.1
Supranational	0.1
Thailand	0.1
Ghana	0.0	*
Panama	0.0	*

*	Amount represents less than 0.01%

American Beacon Diversified FundSM

Expense Example

October 31, 2019 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in the Class and held for the entire period from May 1, 2019 through October 31, 2019.

Actual Expenses

The “Actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs that may be charged by the Fund in the future, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

American Beacon Diversified FundSM

Expense Example

October 31, 2019 (Unaudited)

American Beacon Diversified Fund

	Beginning Account Value 5/1/2019	Ending Account Value 10/31/2019	Expenses Paid During Period 5/1/2019-10/31/2019*
AAL
Actual	$1,000.00	$1,033.20	$1.95
Hypothetical**	$1,000.00	$1,023.29	$1.94

*

Expenses are equal to the Fund’s annualized net expense ratios for the six-month period of 0.38% for the AAL Class, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (184) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Diversified FundSM

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of

American Beacon Diversified Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of American Beacon Diversified Fund (the “Fund”), including the schedule of investments, as of October 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period ended October 31, 2019 and the period from March 24, 2017 (commencement of operations) through October 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period ended October 31, 2019 and the period from March 24, 2017 (commencement of operations) through October 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more American Beacon investment companies since 1987.

Dallas, Texas

December 30, 2019

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00%

Communication Services - 5.14%

Diversified Telecommunication Services - 1.45%
AT&T, Inc.	65,500	$2,521,095
China Telecom Corp. Ltd., Class H	2,268,000	966,714
Deutsche Telekom AG	126,915	2,231,933
Singapore Telecommunications Ltd.	393,500	954,500
Telekomunikasi Indonesia Persero Tbk PT, Sponsored ADR	20,800	600,704
Telenor ASA	28,735	537,913

		7,812,859

Entertainment - 0.34%
Nexon Co., Ltd.A	56,100	651,963
Vivendi S.A.	42,265	1,176,568

		1,828,531

Interactive Media & Services - 1.06%
58.com, Inc., ADRA	9,200	485,852
Alphabet, Inc., Class AA	730	918,924
Baidu, Inc., Sponsored ADRA	4,880	497,028
Facebook, Inc., Class AA	7,400	1,418,210
Tencent Holdings Ltd.	34,400	1,408,319
Twitter, Inc.A	33,200	995,004

		5,723,337

Media - 1.51%
CBS Corp., Class B, NVDR	12,900	464,916
Comcast Corp., Class A	77,960	3,494,167
Discovery, Inc., Class CA	47,200	1,191,328
Informa PLC	71,055	713,319
Interpublic Group of Cos., Inc.	13,500	293,625
News Corp., Class A	55,400	759,534
Omnicom Group, Inc.B	3,800	293,322
SES S.A.	47,482	919,857

		8,130,068

Wireless Telecommunication Services - 0.78%
China Mobile Ltd.	124,500	1,013,674
Vodafone Group PLC	981,612	2,001,391
Vodafone Group PLC, Sponsored ADR	60,100	1,227,242

		4,242,307

Total Communication Services		27,737,102

Consumer Discretionary - 5.20%

Auto Components - 0.72%
Adient PLC	14,200	300,898
Cie Generale des Etablissements Michelin SCA	8,718	1,060,799
Goodyear Tire & Rubber Co.	34,000	539,580
Magna International, Inc.	36,700	1,973,359

		3,874,636

Automobiles - 1.00%
General Motors Co.	115,960	4,309,074
Harley-Davidson, Inc.B	12,600	490,266
Suzuki Motor Corp.	12,200	580,344

		5,379,684

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Consumer Discretionary - 5.20% (continued)

Hotels, Restaurants & Leisure - 0.46%
Aramark	31,062	$1,359,273
Compass Group PLC	19,671	523,886
Norwegian Cruise Line Holdings Ltd.A	12,000	609,120

		2,492,279

Household Durables - 1.13%
DR Horton, Inc.	16,300	853,631
Lennar Corp., Class A	23,600	1,406,560
Lennar Corp., Class B	666	31,316
Mohawk Industries, Inc.A	8,200	1,175,716
PulteGroup, Inc.	30,000	1,177,200
Sony Corp., Sponsored ADR	24,100	1,466,003

		6,110,426

Internet & Direct Marketing Retail - 0.10%
eBay, Inc.	15,600	549,900

Leisure Products - 0.13%
Yamaha Corp.	15,500	727,706

Multiline Retail - 0.61%
Dollar General Corp.	20,645	3,310,219

Specialty Retail - 1.05%
Advance Auto Parts, Inc.	7,309	1,187,566
Home Depot, Inc.	6,600	1,548,228
Lowe’s Cos., Inc.	23,288	2,599,174
Mr Price Group Ltd.	30,047	317,760

		5,652,728

Total Consumer Discretionary		28,097,578

Consumer Staples - 4.22%

Beverages - 1.42%
Anheuser-Busch InBev S.A.	8,835	709,858
Arca Continental S.A.B. de C.V.	86,600	484,040
Asahi Group Holdings Ltd.	11,400	573,220
Carlsberg A/S, Class B	6,708	943,694
Coca-Cola Co.	30,700	1,671,001
Kirin Holdings Co., Ltd.	61,100	1,304,153
Molson Coors Brewing Co., Class B	25,500	1,344,360
Suntory Beverage & Food Ltd.	14,200	607,501

		7,637,827

Food & Staples Retailing - 0.64%
Matsumotokiyoshi Holdings Co., Ltd.	14,300	506,505
Seven & i Holdings Co., Ltd.	33,300	1,264,284
Tesco PLC	273,449	833,107
Walgreens Boots Alliance, Inc.	15,700	860,046

		3,463,942

Food Products - 0.83%
Ingredion, Inc.	11,300	892,700
Mondelez International, Inc., Class A	8,300	435,335
Mowi ASA	18,612	453,756
Tyson Foods, Inc., Class A	32,800	2,715,512

		4,497,303

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Consumer Staples - 4.22% (continued)

Personal Products - 0.85%
Kao Corp.	14,220	$1,151,400
Unilever N.V.	22,900	1,356,596
Unilever PLC	21,437	1,283,595
Unilever PLC, Sponsored ADR	13,300	799,463

		4,591,054

Tobacco - 0.48%
Altria Group, Inc.	20,558	920,793
Imperial Brands PLC, Sponsored ADR	24,780	545,160
Philip Morris International, Inc.	13,820	1,125,501

		2,591,454

Total Consumer Staples		22,781,580

Energy - 7.37%

Energy Equipment & Services - 0.94%
Halliburton Co.	115,600	2,225,300
National Oilwell Varco, Inc.	48,200	1,090,284
Schlumberger Ltd.	45,200	1,477,588
Tenaris S.A.	25,454	257,033

		5,050,205

Oil, Gas & Consumable Fuels - 6.43%
Apache Corp.	43,000	931,380
BP PLC	275,808	1,748,112
BP PLC, Sponsored ADR	107,686	4,082,376
Cabot Oil & Gas Corp.	76,200	1,420,368
Canadian Natural Resources Ltd.	76,900	1,939,418
Chevron Corp.	22,334	2,593,871
ConocoPhillips	57,326	3,164,395
Eni SpA	102,103	1,545,290
Equinor ASA	49,895	922,901
Hess Corp.	16,700	1,098,025
Husky Energy, Inc.	62,300	435,168
Kosmos Energy Ltd.	31,700	196,540
Marathon Oil Corp.	84,400	973,132
Marathon Petroleum Corp.	8,805	563,080
Murphy Oil Corp.B	33,300	686,979
Phillips 66	35,983	4,203,534
Pioneer Natural Resources Co.	6,400	787,328
Royal Dutch Shell PLC, Class A	52,156	1,508,621
Royal Dutch Shell PLC, Class A, Sponsored ADR	15,100	875,347
Royal Dutch Shell PLC, Class B	49,252	1,415,053
Royal Dutch Shell PLC, Class B, Sponsored ADR	15,000	874,350
Suncor Energy, Inc.	41,300	1,227,931
TOTAL S.A.	29,114	1,530,513

		34,723,712

Total Energy		39,773,917

Financials - 13.77%

Banks - 8.45%
ABN AMRO Bank N.V.C	35,359	658,185
Banco Bilbao Vizcaya Argentaria S.A., Sponsored ADRB	175,000	915,250
Banco Santander S.A., Sponsored ADRB	186,300	737,748
Bank Leumi Le-Israel BM	89,538	651,888

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Financials - 13.77% (continued)

Banks - 8.45% (continued)
Bank of America Corp.	207,405	$6,485,554
Bank of Ireland Group PLC	160,142	770,150
BNP Paribas S.A.	43,395	2,265,531
BOK Financial Corp.	9,800	756,070
CIT Group, Inc.	5,800	248,762
Citigroup, Inc.	69,500	4,994,270
Citizens Financial Group, Inc.	25,600	900,096
Commerce Bancshares, Inc.B	14,700	946,092
Credit Agricole S.A.	52,637	685,980
Cullen/Frost Bankers, Inc.B	9,100	819,728
DBS Group Holdings Ltd.	54,140	1,034,687
East West Bancorp, Inc.	19,600	841,232
Fifth Third Bancorp	10,800	314,064
Grupo Financiero Banorte S.A.B. de C.V.	104,900	573,565
Hana Financial Group, Inc.	23,668	685,557
ICICI Bank Ltd., Sponsored ADR	54,374	708,493
ING Groep N.V.	160,776	1,816,086
JPMorgan Chase & Co.	43,737	5,463,626
Kasikornbank PCL	76,300	352,504
KB Financial Group, Inc., ADR	25,520	911,574
Mitsubishi UFJ Financial Group, Inc., Sponsored ADR	140,000	725,200
National Bank of Canada	24,067	1,242,910
Nordea Bank Abp	80,354	587,778
Standard Chartered PLC	230,017	2,088,648
Sumitomo Mitsui Financial Group, Inc.	57,800	2,076,711
Wells Fargo & Co.	84,675	4,371,770

		45,629,709

Capital Markets - 1.03%
Ameriprise Financial, Inc.	10,000	1,508,900
Bank of New York Mellon Corp.	5,600	261,800
E*TRADE Financial Corp.	12,900	539,091
Goldman Sachs Group, Inc.	8,000	1,707,040
Morgan Stanley	13,600	626,280
State Street Corp.	13,700	905,159

		5,548,270

Consumer Finance - 0.81%
Capital One Financial Corp.	26,200	2,443,150
Discover Financial Services	6,600	529,716
Navient Corp.	36,087	496,918
SLM Corp.	109,165	921,353

		4,391,137

Diversified Financial Services - 0.69%
AXA Equitable Holdings, Inc.	42,100	909,360
Berkshire Hathaway, Inc., Class BA	13,249	2,816,472

		3,725,832

Insurance - 2.49%
American International Group, Inc.	81,273	4,304,218
Aon PLC	7,100	1,371,436
BB Seguridade Participacoes S.A., Sponsored ADRB	81,600	681,768
Chubb Ltd.	7,900	1,204,118
IRB Brasil Resseguros S/A	57,900	545,578
Ping An Insurance Group Co. of China Ltd., Class H	134,000	1,551,886

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Financials - 13.77% (continued)

Insurance - 2.49% (continued)
Prudential PLC	64,443	$1,125,678
RSA Insurance Group PLC	75,945	513,716
Sampo OYJ, Class A	16,614	680,777
Sanlam Ltd.	108,240	569,978
Travelers Cos., Inc.	6,900	904,314

		13,453,467

Mortgage Real Estate Investment Trusts (REITs) - 0.30%
Annaly Capital Management, Inc.	111,900	1,004,862
Two Harbors Investment Corp.	43,200	599,184

		1,604,046

Total Financials		74,352,461

Health Care - 8.05%

Biotechnology - 0.65%
AbbVie, Inc.	8,700	692,085
Amgen, Inc.	8,500	1,812,625
Biogen, Inc.A	1,400	418,194
Gilead Sciences, Inc.	8,900	567,019

		3,489,923

Health Care Equipment & Supplies - 1.87%
Alcon, Inc.A B	20,000	1,185,400
Danaher Corp.	15,600	2,149,992
Medtronic PLC	51,985	5,661,167
Zimmer Biomet Holdings, Inc.	8,000	1,105,840

		10,102,399

Health Care Providers & Services - 1.43%
Anthem, Inc.	8,961	2,411,226
Centene Corp.A	6,600	350,328
CVS Health Corp.	34,774	2,308,646
Fresenius Medical Care AG & Co. KGaA	18,146	1,313,056
HCA Healthcare, Inc.	2,300	307,142
Sinopharm Group Co., Ltd., Class H	119,600	429,653
UnitedHealth Group, Inc.	2,400	606,480

		7,726,531

Pharmaceuticals - 4.10%
Astellas Pharma, Inc.	71,200	1,225,347
AstraZeneca PLC, Sponsored ADR	14,600	715,838
Bayer AG	14,766	1,145,879
Bristol-Myers Squibb Co.	29,841	1,711,978
GlaxoSmithKline PLC, Sponsored ADR	20,300	929,740
Horizon Therapeutics PLCA	15,900	459,669
Jazz Pharmaceuticals PLCA	4,600	577,898
Johnson & Johnson	6,800	897,872
Merck & Co., Inc.	14,891	1,290,454
Merck KGaA	10,479	1,249,364
Mylan N.V.A	20,800	398,320
Novartis AG	27,998	2,443,333
Novartis AG, Sponsored ADR	14,800	1,294,112
Pfizer, Inc.	28,900	1,108,893
Roche Holding AG	3,761	1,131,541
Sanofi	33,521	3,088,828

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Health Care - 8.05% (continued)

Pharmaceuticals - 4.10% (continued)
Sanofi, ADR	29,303	$1,350,282
Takeda Pharmaceutical Co., Ltd.	31,096	1,131,078

		22,150,426

Total Health Care		43,469,279

Industrials - 7.36%

Aerospace & Defense - 1.34%
BAE Systems PLC	230,042	1,716,989
Embraer S.A., Sponsored ADR	10,800	187,596
General Dynamics Corp.	10,202	1,803,714
Raytheon Co.	5,869	1,245,461
Safran S.A.	9,870	1,561,486
United Technologies Corp.	4,949	710,577

		7,225,823

Air Freight & Logistics - 0.11%
FedEx Corp.	4,000	610,640

Airlines - 0.43%
American Airlines Group, Inc.	50,040	1,504,202
Ryanair Holdings PLC, Sponsored ADRA	10,862	810,740

		2,314,942

Building Products - 1.35%
Allegion PLC	14,000	1,624,560
Assa Abloy AB, Class B	58,989	1,399,016
Cie de Saint-Gobain	21,153	860,398
Johnson Controls International PLC	78,318	3,393,519

		7,277,493

Construction & Engineering - 0.17%
Fluor Corp.	13,800	222,318
Vinci S.A.	6,159	691,034

		913,352

Electrical Equipment - 0.36%
ABB Ltd.	39,947	837,814
Eaton Corp. PLC	5,500	479,105
Vestas Wind Systems A/S	7,438	607,138

		1,924,057

Industrial Conglomerates - 1.27%
CK Hutchison Holdings Ltd.	104,500	966,858
General Electric Co.	360,472	3,597,510
Honeywell International, Inc.	8,022	1,385,640
Siemens AG	8,118	936,003

		6,886,011

Machinery - 1.30%
CNH Industrial N.V.B	116,400	1,269,924
Cummins, Inc.	7,100	1,224,608
Epiroc AB, Class A	71,554	804,785
Oshkosh Corp.	18,800	1,605,144
PACCAR, Inc.	4,200	319,452
Parker-Hannifin Corp.	7,800	1,431,222

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Industrials - 7.36% (continued)

Machinery - 1.30% (continued)
Weir Group PLC	21,685	$378,228

		7,033,363

Marine - 0.13%
AP Moller - Maersk A/S, Class B	569	725,223

Professional Services - 0.44%
RELX PLC	54,333	1,307,665
Wolters Kluwer N.V.	14,287	1,051,982

		2,359,647

Road & Rail - 0.12%
Canadian National Railway Co.	7,000	626,072

Trading Companies & Distributors - 0.34%
AerCap Holdings N.V.A	18,000	1,041,840
Ferguson PLC	9,154	780,944

		1,822,784

Total Industrials		39,719,407

Information Technology - 7.23%

Communications Equipment - 0.12%
Telefonaktiebolaget LM Ericsson, Sponsored ADRB	74,600	650,512

Electronic Equipment, Instruments & Components - 0.62%
Corning, Inc.	45,600	1,351,128
Hitachi Ltd.	21,500	810,107
IPG Photonics Corp.A	5,900	792,252
TE Connectivity Ltd.	4,600	411,700

		3,365,187

IT Services - 0.36%
Atos SE	2,303	178,269
PayPal Holdings, Inc.A	17,000	1,769,700

		1,947,969

Semiconductors & Semiconductor Equipment - 1.86%
Marvell Technology Group Ltd.	51,900	1,265,841
Microchip Technology, Inc.B	18,100	1,706,649
NVIDIA Corp.	5,000	1,005,100
NXP Semiconductors N.V.	10,000	1,136,800
QUALCOMM, Inc.	29,267	2,354,238
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	41,510	2,143,161
Texas Instruments, Inc.	3,500	412,965

		10,024,754

Software - 3.35%
Adobe, Inc.A	9,600	2,668,128
ANSYS, Inc.A	8,500	1,871,275
Microsoft Corp.	51,402	7,369,505
Oracle Corp.	74,107	4,038,090
SAP SE	14,877	1,971,167
Teradata Corp.A	5,700	170,601

		18,088,766

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Information Technology - 7.23% (continued)

Technology Hardware, Storage & Peripherals - 0.92%
Hewlett Packard Enterprise Co.	105,100	$1,724,691
Samsung Electronics Co., Ltd., GDR	3,002	3,206,136

		4,930,827

Total Information Technology		39,008,015

Materials - 4.17%

Chemicals - 2.11%
Air Liquide S.A.	6,522	866,332
Air Products & Chemicals, Inc.	11,946	2,547,604
Corteva, Inc.A	33,357	879,958
Dow, Inc.A	13,852	699,387
DuPont de Nemours, Inc.	20,357	1,341,730
Eastman Chemical Co.	11,400	866,856
Huntsman Corp.	23,700	524,481
Johnson Matthey PLC	12,164	483,729
PPG Industries, Inc.	12,800	1,601,536
Shin-Etsu Chemical Co., Ltd.	6,800	765,700
Yara International ASA	20,897	813,279

		11,390,592

Construction Materials - 0.31%
Martin Marietta Materials, Inc.	6,400	1,676,224

Containers & Packaging - 0.55%
Amcor PLC	57,154	548,830
Crown Holdings, Inc.A	21,400	1,558,776
International Paper Co.	19,600	856,128

		2,963,734

Metals & Mining - 1.20%
Barrick Gold Corp.	73,500	1,275,960
BHP Group PLC	30,753	651,237
Freeport-McMoRan, Inc.	47,800	469,396
Newmont Goldcorp Corp.	35,900	1,426,307
Sumitomo Metal Mining Co., Ltd.	34,800	1,178,154
Wheaton Precious Metals Corp.	52,600	1,474,445

		6,475,499

Total Materials		22,506,049

Real Estate - 1.31%

Equity Real Estate Investment Trusts (REITs) - 0.46%
Equity LifeStyle Properties, Inc.	14,600	1,021,124
Gaming and Leisure Properties, Inc.	7,600	306,736
Sun Communities, Inc.	7,000	1,138,550

		2,466,410

Real Estate Management & Development - 0.85%
CK Asset Holdings Ltd.	162,500	1,134,355
Daiwa House Industry Co., Ltd.	42,836	1,481,549
ESR Cayman Ltd.	116,600	252,505
Mitsui Fudosan Co., Ltd.	67,400	1,735,711

		4,604,120

Total Real Estate		7,070,530

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Shares	Fair Value

COMMON STOCKS - 66.00% (continued)

Utilities - 2.18%

Electric Utilities - 0.79%
Entergy Corp.	15,331	$1,862,410
PPL Corp.	39,900	1,336,251
Red Electrica Corp. S.A.	23,673	476,565
Southern Co.	9,800	614,068

		4,289,294

Gas Utilities - 0.13%
ENN Energy Holdings Ltd.	60,300	691,038

Multi-Utilities - 1.18%
Dominion Energy, Inc.	24,254	2,002,168
E.ON SE	161,309	1,625,827
Engie S.A.	71,900	1,202,450
Veolia Environnement S.A.	59,228	1,556,963

		6,387,408

Water Utilities - 0.08%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	30,100	407,554

Total Utilities		11,775,294

Total Common Stocks (Cost $328,605,396)		356,291,212

PREFERRED STOCKS - 0.25% (Cost $1,256,991)

Consumer Discretionary - 0.25%

Automobiles - 0.25%
Volkswagen AGD	7,058	1,343,714

	Principal Amount

CORPORATE OBLIGATIONS - 8.80%

Basic Materials - 0.06%
Dow Chemical Co., 3.500%, Due 10/1/2024	$146,000	153,239
Nucor Corp.,
4.125%, Due 9/15/2022	93,000	98,021
4.000%, Due 8/1/2023	95,000	100,885

		352,145

Communications - 0.59%
Amazon.com, Inc., 3.875%, Due 8/22/2037	130,000	147,818
AT&T, Inc.,
6.000%, Due 8/15/2040	105,000	131,491
5.350%, Due 9/1/2040	80,000	94,762
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.750%, Due 2/15/2028	190,000	195,753
Comcast Corp.,
3.150%, Due 3/1/2026	171,000	180,446
4.600%, Due 10/15/2038	155,000	184,174
Fox Corp., 5.476%, Due 1/25/2039C	120,000	147,569
NBCUniversal Enterprise, Inc., 2.499%, Due 4/1/2021, (3-mo. USD LIBOR + 0.400%)C E	1,725,000	1,730,796
Verizon Communications, Inc., 2.625%, Due 8/15/2026	265,000	270,390
Walt Disney Co., 6.400%, Due 12/15/2035C	77,000	110,815

		3,194,014

Consumer, Cyclical - 0.59%
American Airlines Pass Through Trust, 3.150%, Due 8/15/2033, Series AA	125,000	130,733
American Honda Finance Corp., 3.375%, Due 12/10/2021	275,000	283,709
Aptiv Corp., 4.150%, Due 3/15/2024	160,000	169,799

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 8.80% (continued)

Consumer, Cyclical - 0.59% (continued)
Costco Wholesale Corp.,
2.150%, Due 5/18/2021	$275,000	$276,611
2.750%, Due 5/18/2024	165,000	171,285
Dollar General Corp., 4.125%, Due 5/1/2028	100,000	110,888
Dollar Tree, Inc., 3.700%, Due 5/15/2023	155,000	162,211
General Motors Financial Co., Inc., 3.150%, Due 6/30/2022	145,000	147,261
Home Depot, Inc., 2.700%, Due 4/1/2023	128,000	131,674
Lowe’s Cos., Inc., 2.500%, Due 4/15/2026	245,000	245,939
McDonald’s Corp., 3.700%, Due 1/30/2026	212,000	228,902
O’Reilly Automotive, Inc., 4.350%, Due 6/1/2028	245,000	274,551
Southwest Airlines Co., 2.650%, Due 11/5/2020	135,000	135,998
Starbucks Corp., 4.000%, Due 11/15/2028	170,000	190,710
Toyota Motor Credit Corp., 3.450%, Due 9/20/2023	225,000	238,453
United Airlines Pass Through Trust, 2.700%, Due 11/1/2033, Series AA	95,000	95,578
Walmart, Inc., 3.400%, Due 6/26/2023	170,000	179,620

		3,173,922

Consumer, Non-Cyclical - 0.77%
AbbVie, Inc.,
3.200%, Due 5/14/2026	155,000	158,734
4.450%, Due 5/14/2046	115,000	118,858
Amgen, Inc., 4.400%, Due 5/1/2045	160,000	180,000
Anthem, Inc., 2.500%, Due 11/21/2020	165,000	165,983
Bristol-Myers Squibb Co., 3.400%, Due 7/26/2029C	1,390,000	1,495,065
Cigna Corp., 4.125%, Due 11/15/2025	160,000	173,291
CVS Health Corp.,
3.700%, Due 3/9/2023	175,000	182,456
5.050%, Due 3/25/2048	100,000	115,263
Genzyme Corp., 5.000%, Due 6/15/2020	41,000	41,808
HCA, Inc., 4.125%, Due 6/15/2029	135,000	143,020
Humana, Inc., 3.150%, Due 12/1/2022	155,000	159,067
Kaiser Foundation Hospitals, 4.150%, Due 5/1/2047	70,000	82,264
Kraft Heinz Foods Co., 4.625%, Due 10/1/2039C	65,000	66,416
Molson Coors Brewing Co., 3.000%, Due 7/15/2026	225,000	227,112
Moody’s Corp., 4.875%, Due 12/17/2048	100,000	125,771
S&P Global, Inc., 4.400%, Due 2/15/2026	130,000	145,646
Shire Acquisitions Investments Ireland DAC, 2.875%, Due 9/23/2023	165,000	168,399
Zimmer Biomet Holdings, Inc., 3.550%, Due 4/1/2025	235,000	248,554
Zoetis, Inc., 3.000%, Due 9/12/2027	155,000	159,836

		4,157,543

Energy - 0.35%
BP Capital Markets America, Inc., 3.796%, Due 9/21/2025	105,000	113,527
Columbia Pipeline Group, Inc., 4.500%, Due 6/1/2025	124,000	135,240
Concho Resources, Inc., 4.300%, Due 8/15/2028	180,000	194,240
Enterprise Products Operating LLC, 6.125%, Due 10/15/2039	105,000	136,150
Marathon Petroleum Corp., 5.125%, Due 12/15/2026	95,000	108,569
MPLX LP,
4.125%, Due 3/1/2027	125,000	131,186
5.200%, Due 3/1/2047	54,000	57,937
Occidental Petroleum Corp., 2.900%, Due 8/15/2024	175,000	176,593
ONEOK, Inc., 4.550%, Due 7/15/2028	185,000	201,363
Phillips 66, 4.300%, Due 4/1/2022	183,000	193,348
Phillips 66 Partners LP,
3.550%, Due 10/1/2026	57,000	59,546
3.750%, Due 3/1/2028	130,000	136,518
Spectra Energy Partners LP, 3.375%, Due 10/15/2026	67,000	69,457
Sunoco Logistics Partners Operations LP, 4.250%, Due 4/1/2024	57,000	60,178
Valero Energy Corp., 4.350%, Due 6/1/2028	125,000	136,090

		1,909,942

Financial - 2.53%
American Campus Communities Operating Partnership LP, 3.625%, Due 11/15/2027	140,000	147,412
American Express Co.,
2.887%, Due 11/5/2021, (3-mo. USD LIBOR + 0.600%)E	865,000	869,576
3.400%, Due 2/27/2023	270,000	281,449

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 8.80% (continued)

Financial - 2.53% (continued)
American Express Co. (continued)
4.200%, Due 11/6/2025	$240,000	$265,299
4.050%, Due 12/3/2042	95,000	110,632
Bank of America Corp.,
2.456%, Due 10/22/2025, (3-mo. USD LIBOR + 0.870%)E	395,000	397,128
5.000%, Due 1/21/2044	445,000	567,262
Bank of New York Mellon Corp., 3.250%, Due 5/16/2027	310,000	330,156
BB&T Corp., 2.750%, Due 4/1/2022	360,000	366,100
Boston Properties LP,
3.200%, Due 1/15/2025	150,000	155,974
2.900%, Due 3/15/2030	125,000	125,550
Camden Property Trust, 3.150%, Due 7/1/2029	145,000	152,568
Capital One Financial Corp., 3.200%, Due 1/30/2023	235,000	241,502
CBOE Global Markets, Inc., 3.650%, Due 1/12/2027	175,000	188,096
Chubb INA Holdings, Inc., 3.350%, Due 5/3/2026	140,000	150,524
Citigroup, Inc., 3.887%, Due 1/10/2028, (3-mo. USD LIBOR + 1.563%)E	600,000	645,290
CNA Financial Corp., 3.900%, Due 5/1/2029	120,000	130,261
Crown Castle International Corp., 3.400%, Due 2/15/2021	171,000	173,832
Digital Realty Trust LP, 3.700%, Due 8/15/2027	165,000	174,177
ERP Operating LP, 3.000%, Due 4/15/2023	93,000	96,174
Goldman Sachs Group, Inc.,
2.908%, Due 6/5/2023, (3-mo. USD LIBOR + 1.053%)E	395,000	401,550
3.500%, Due 1/23/2025	145,000	151,590
3.272%, Due 9/29/2025, (3-mo. USD LIBOR + 1.201%)E	160,000	165,429
HCP, Inc., 3.250%, Due 7/15/2026	160,000	167,108
Intercontinental Exchange, Inc., 2.750%, Due 12/1/2020	113,000	113,932
JPMorgan Chase & Co.,
2.301%, Due 10/15/2025, (SOFR + 1.160%)E	430,000	429,125
3.782%, Due 2/1/2028, (3-mo. USD LIBOR + 1.337%)E	235,000	252,767
3.882%, Due 7/24/2038, (3-mo. USD LIBOR + 1.360%)E	205,000	224,544
KeyCorp, 5.100%, Due 3/24/2021	140,000	145,749
Liberty Mutual Group, Inc.,
4.250%, Due 6/15/2023C	27,000	28,656
4.569%, Due 2/1/2029C	95,000	107,354
Morgan Stanley,
3.700%, Due 10/23/2024	330,000	351,092
3.591%, Due 7/22/2028, (3-mo. USD LIBOR + 1.340%)E	260,000	274,381
PNC Financial Services Group, Inc., 3.500%, Due 1/23/2024	235,000	248,585
Prudential Financial, Inc., 4.350%, Due 2/25/2050	150,000	173,376
Public Storage, 2.370%, Due 9/15/2022	225,000	227,980
Raymond James Financial, Inc., 3.625%, Due 9/15/2026	235,000	246,105
State Street Corp., 3.300%, Due 12/16/2024	255,000	269,578
SunTrust Bank, 2.450%, Due 8/1/2022	195,000	197,209
TD Ameritrade Holding Corp., 2.750%, Due 10/1/2029	160,000	160,680
Trinity Acquisition PLC, 4.400%, Due 3/15/2026	143,000	154,917
US Bancorp,
3.375%, Due 2/5/2024	135,000	142,517
2.400%, Due 7/30/2024	315,000	320,522
Ventas Realty LP, 5.700%, Due 9/30/2043	70,000	90,848
Visa, Inc., 3.150%, Due 12/14/2025	165,000	176,388
Wells Fargo & Co.,
2.961%, Due 7/26/2021, (3-mo. USD LIBOR + 1.025%)E	2,238,000	2,265,304
3.584%, Due 5/22/2028, (3-mo. USD LIBOR + 1.310%)E	395,000	418,683
4.750%, Due 12/7/2046	150,000	179,165

		13,654,096

Industrial - 0.56%
Allegion PLC, 3.500%, Due 10/1/2029	155,000	159,816
Burlington Northern Santa Fe LLC, 3.650%, Due 9/1/2025	140,000	152,527
Caterpillar Financial Services Corp., 2.650%, Due 5/17/2021, Series I	285,000	288,465
Eaton Corp., 2.750%, Due 11/2/2022	160,000	163,496
General Electric Co., 3.450%, Due 5/15/2024	160,000	165,009
John Deere Capital Corp.,
1.950%, Due 6/22/2020	265,000	264,974
2.150%, Due 9/8/2022	175,000	176,369
Lockheed Martin Corp., 3.550%, Due 1/15/2026	190,000	205,220

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 8.80% (continued)

Industrial - 0.56% (continued)
Martin Marietta Materials, Inc., 4.250%, Due 12/15/2047	$175,000	$178,783
Northrop Grumman Corp., 3.850%, Due 4/15/2045	270,000	294,950
Precision Castparts Corp., 3.250%, Due 6/15/2025	160,000	169,364
Republic Services, Inc., 2.500%, Due 8/15/2024	160,000	162,667
Union Pacific Corp., 4.100%, Due 9/15/2067	170,000	176,419
United Technologies Corp.,
1.900%, Due 5/4/2020	235,000	235,084
4.125%, Due 11/16/2028	200,000	226,946

		3,020,089

Technology - 2.70%
Analog Devices, Inc., 3.900%, Due 12/15/2025	160,000	172,640
Apple, Inc., 2.850%, Due 5/11/2024	460,000	477,977
Broadcom Corp. / Broadcom Cayman Finance Ltd., 3.125%, Due 1/15/2025	145,000	144,874
Broadridge Financial Solutions, Inc., 3.400%, Due 6/27/2026	150,000	157,390
Dell International LLC / EMC Corp.,
4.420%, Due 6/15/2021C	365,000	376,949
5.300%, Due 10/1/2029C	2,440,000	2,695,673
Fiserv, Inc., 3.200%, Due 7/1/2026	165,000	172,395
Hewlett Packard Enterprise Co., 6.350%, Due 10/15/2045	3,440,000	4,087,722
Intel Corp., 3.300%, Due 10/1/2021	174,000	178,988
International Business Machines Corp., 4.250%, Due 5/15/2049	2,000,000	2,278,829
Micron Technology, Inc., 5.327%, Due 2/6/2029	2,495,000	2,762,154
Microsoft Corp., 4.450%, Due 11/3/2045	240,000	304,808
Oracle Corp.,
2.500%, Due 5/15/2022	285,000	289,424
4.300%, Due 7/8/2034	283,000	331,645
QUALCOMM, Inc., 2.900%, Due 5/20/2024	125,000	129,126

		14,560,594

Utilities - 0.65%
American Electric Power Co., Inc., 3.650%, Due 12/1/2021, Series I	170,000	175,599
Appalachian Power Co., 4.500%, Due 3/1/2049, Series Y	60,000	72,556
Berkshire Hathaway Energy Co., 6.125%, Due 4/1/2036	78,000	108,426
Consolidated Edison Co. of New York, Inc., 4.625%, Due 12/1/2054	65,000	78,038
Delmarva Power & Light Co., 3.500%, Due 11/15/2023	114,000	120,310
Dominion Energy, Inc., 2.579%, Due 7/1/2020	175,000	175,522
DPL, Inc., 7.250%, Due 10/15/2021	339,000	362,730
Duke Energy Corp.,
3.550%, Due 9/15/2021	245,000	251,282
3.750%, Due 4/15/2024	160,000	170,010
Duke Energy Progress LLC, 4.150%, Due 12/1/2044	215,000	246,240
Entergy Louisiana LLC, 4.000%, Due 3/15/2033	122,000	140,014
Florida Power & Light Co., 3.950%, Due 3/1/2048	105,000	122,206
MidAmerican Energy Co., 3.100%, Due 5/1/2027	185,000	196,014
National Fuel Gas Co., 3.950%, Due 9/15/2027	235,000	240,175
National Rural Utilities Cooperative Finance Corp.,
2.950%, Due 2/7/2024	140,000	144,891
4.300%, Due 3/15/2049	105,000	126,105
Nevada Power Co., 2.750%, Due 4/15/2020, Series BB	100,000	100,399
NextEra Energy Capital Holdings, Inc., 2.403%, Due 9/1/2021	80,000	80,611
NiSource, Inc.,
3.490%, Due 5/15/2027	105,000	110,428
3.950%, Due 3/30/2048	175,000	187,350
Southern Power Co., 4.150%, Due 12/1/2025	101,000	110,478
WEC Energy Group, Inc., 3.550%, Due 6/15/2025	171,000	182,676

		3,502,060

Total Corporate Obligations (Cost $44,482,673)		47,524,405

FOREIGN CORPORATE OBLIGATIONS - 2.22%

Basic Materials - 0.07%
ArcelorMittal, 3.600%, Due 7/16/2024	165,000	168,814
Nutrien Ltd., 4.000%, Due 12/15/2026	151,000	161,864

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 2.22% (continued)

Basic Materials - 0.07% (continued)
Teck Resources Ltd., 6.000%, Due 8/15/2040	$65,000	$70,290

		400,968

Communications - 0.10%
Bell Canada, Inc., 4.464%, Due 4/1/2048	90,000	104,251
Rogers Communications, Inc., 3.625%, Due 12/15/2025	160,000	170,535
TELUS Corp., 2.800%, Due 2/16/2027	106,000	107,012
Vodafone Group PLC, 3.750%, Due 1/16/2024	165,000	173,939

		555,737

Consumer, Non-Cyclical - 0.91%
Anheuser-Busch InBev Worldwide, Inc.,
4.375%, Due 4/15/2038	70,000	78,192
5.450%, Due 1/23/2039	3,215,000	4,048,185
5.550%, Due 1/23/2049	110,000	145,267
Bayer US Finance LLC, 3.875%, Due 12/15/2023C	225,000	235,654
Coca-Cola Femsa S.A.B. de C.V., 3.875%, Due 11/26/2023	120,000	127,146
RELX Capital, Inc., 3.500%, Due 3/16/2023	95,000	98,559
Sanofi, 4.000%, Due 3/29/2021	170,000	175,349

		4,908,352

Energy - 0.78%
Canadian Natural Resources Ltd., 3.900%, Due 2/1/2025	145,000	154,398
Petroleos Mexicanos,
6.750%, Due 9/21/2047	240,000	238,800
7.690%, Due 1/23/2050C	1,340,000	1,456,097
Saudi Arabian Oil Co., 4.375%, Due 4/16/2049C	2,160,000	2,345,135

		4,194,430

Financial - 0.34%
Bank of Montreal, 3.300%, Due 2/5/2024, Series E	310,000	323,504
HSBC Holdings PLC, 3.262%, Due 3/13/2023, (3-mo. USD LIBOR + 1.055%)E	302,000	308,657
Mitsubishi UFJ Financial Group, Inc., 2.623%, Due 7/18/2022	190,000	192,328
Royal Bank of Canada, 2.250%, Due 11/1/2024	310,000	310,706
Toronto-Dominion Bank, 3.250%, Due 3/11/2024	510,000	534,958
Westpac Banking Corp., 2.650%, Due 1/25/2021	175,000	176,662

		1,846,815

Industrial - 0.02%
CNH Industrial N.V., 3.850%, Due 11/15/2027	85,000	88,548

Total Foreign Corporate Obligations (Cost $10,785,304)		11,994,850

FOREIGN SOVEREIGN OBLIGATIONS - 0.22%
European Investment Bank, 2.375%, Due 6/15/2022	270,000	275,320
Kreditanstalt fuer Wiederaufbau, 2.125%, Due 6/15/2022	245,000	248,409
Panama Government International Bond, 3.160%, Due 1/23/2030	95,000	98,088
Province of Ontario Canada, 2.500%, Due 4/27/2026	265,000	275,437
Province of Quebec Canada, 2.375%, Due 1/31/2022	260,000	263,799

Total Foreign Sovereign Obligations (Cost $1,133,312)		1,161,053

ASSET-BACKED OBLIGATIONS - 0.48%
Ally Auto Receivables Trust, 1.750%, Due 12/15/2021, 2017 4 A3	259,359	259,100
AmeriCredit Automobile Receivables Trust, 1.900%, Due 3/18/2022, 2017 3 A3	179,393	179,203
BMW Vehicle Lease Trust, 2.840%, Due 11/22/2021, 2019 1 A3	210,000	212,382
Ford Credit Auto Lease Trust,
2.030%, Due 12/15/2020, 2017 B A3	98,489	98,486
2.220%, Due 10/15/2022, 2019 B A3	400,000	401,827
GM Financial Automobile Leasing Trust, 2.980%, Due 12/20/2021, 2019 1 A3	150,000	151,609
GM Financial Consumer Automobile Receivables Trust, 2.320%, Due 7/18/2022, 2018 1 A3	165,000	165,500
John Deere Owner Trust, 3.080%, Due 11/15/2022, 2018 B A3	350,000	354,378
Mercedes-Benz Auto Lease Trust, 3.100%, Due 11/15/2021, 2019 A A3	210,000	212,090
Nissan Auto Receivables Owner Trust, 2.120%, Due 4/18/2022, 2017 C A3	163,428	163,594

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 0.48% (continued)
PSNH Funding LLC, 3.094%, Due 2/1/2026, 2018 1 A1	$182,868	$187,414
World Omni Auto Receivables Trust, 1.950%, Due 2/15/2023, 2017 B A3	191,655	191,672

Total Asset-Backed Obligations (Cost $2,559,972)		2,577,255

COLLATERALIZED MORTGAGE OBLIGATIONS - 0.05% (Cost $275,042)
Freddie Mac REMIC Trust, 3.000%, Due 1/15/2047	274,968	278,491

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 0.18%
Bank, 3.183%, Due 8/15/2061, 2019-BN19 A3	450,000	476,757
JPMBB Commercial Mortgage Securities Trust, 3.157%, Due 7/15/2045, 2013-C12 ASB	228,937	231,908
WFRBS Commercial Mortgage Trust, 3.660%, Due 3/15/2047, 2014-C19 A3	230,580	234,078

Total Commercial Mortgage-Backed Obligations (Cost $937,376)		942,743

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.43%
Federal Home Loan Mortgage Corp.,
3.500%, Due 9/1/2028	194,751	203,964
3.000%, Due 11/1/2032	206,371	212,658
3.000%, Due 8/1/2034	403,534	413,307
3.500%, Due 7/1/2042	205,323	215,590
3.500%, Due 5/1/2046	650,929	685,919
3.000%, Due 11/1/2046	527,898	542,140
3.000%, Due 4/1/2047	548,387	564,146
3.500%, Due 1/1/2048	631,214	656,852
4.000%, Due 4/1/2048	502,446	525,767
3.000%, Due 8/1/2048	543,307	557,872
Federal National Mortgage Association,
3.500%, Due 1/1/2028	85,933	89,176
3.000%, Due 7/1/2032	455,626	467,180
4.000%, Due 10/1/2033	375,208	391,874
4.500%, Due 4/1/2034	151,121	162,234
3.000%, Due 10/1/2034	522,696	537,069
3.500%, Due 6/1/2037	289,690	301,497
5.500%, Due 6/1/2038	24,494	27,484
5.000%, Due 5/1/2040	170,983	186,966
5.000%, Due 6/1/2040	142,347	157,169
5.000%, Due 3/1/2042	81,864	90,081
3.500%, Due 7/1/2043	146,113	153,341
4.000%, Due 11/1/2044	115,480	123,645
4.000%, Due 7/1/2045	810,328	857,325
3.500%, Due 8/1/2045	126,352	131,723
3.000%, Due 4/1/2046	196,121	201,687
3.500%, Due 5/1/2046	465,946	485,507
3.000%, Due 6/1/2046	556,747	572,352
4.000%, Due 7/1/2046	291,628	308,148
3.000%, Due 10/1/2046	1,189,319	1,219,245
3.000%, Due 11/1/2046	532,812	546,979
3.500%, Due 11/1/2046	804,669	840,860
3.000%, Due 12/1/2046	349,302	358,660
3.000%, Due 2/1/2047	538,776	552,711
3.500%, Due 3/1/2047	104,210	108,767
4.500%, Due 7/1/2047	120,543	127,644
4.500%, Due 8/1/2047	278,618	295,701
3.500%, Due 9/1/2047	240,482	252,228
3.500%, Due 2/1/2048	489,764	505,948
4.000%, Due 3/1/2048	589,528	616,417
4.500%, Due 7/1/2048	644,580	680,808
3.000%, Due 10/1/2048	324,235	329,968
3.500%, Due 12/1/2048	1,169,982	1,206,408

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.43% (continued)
Federal National Mortgage Association (continued)
4.500%, Due 3/1/2049	$1,066,091	$1,120,890
4.500%, Due 9/1/2049	578,533	611,062
Government National Mortgage Association,
5.000%, Due 10/15/2039	96,963	108,776
3.500%, Due 9/15/2041	286,701	302,530
3.000%, Due 1/20/2046	496,760	514,657
3.000%, Due 4/20/2046	323,730	334,987
3.000%, Due 6/20/2046	247,767	256,109
3.000%, Due 12/20/2046	308,542	319,182
3.500%, Due 8/20/2047	162,735	169,507
3.500%, Due 10/20/2047	202,710	211,115
4.000%, Due 12/20/2047	399,010	418,732
4.000%, Due 1/20/2048	395,087	411,742
5.000%, Due 6/20/2049	646,895	686,720
4.500%, Due 7/20/2049	484,903	510,348
4.500%, Due 8/20/2049	223,355	235,253
5.000%, Due 8/20/2049	228,704	241,995

Total U.S. Agency Mortgage-Backed Obligations (Cost $23,455,521)		23,918,622

U.S. TREASURY OBLIGATIONS - 14.32%
U.S. Treasury Notes/Bonds,
1.766%, Due 4/30/2021, (3-mo. Treasury money market yield + 0.139%)E	28,130,000	28,093,872
1.857%, Due 7/31/2021, (3-mo. Treasury money market yield + 0.220%)E	22,755,000	22,751,529
1.937%, Due 10/31/2021, (3-mo. Treasury money market yield + 0.300%)E	2,705,000	2,707,010
2.000%, Due 2/15/2022	4,080,000	4,123,350
1.750%, Due 1/31/2023	475,000	478,340
2.375%, Due 8/15/2024	6,300,000	6,541,172
2.625%, Due 2/15/2029	3,065,000	3,313,792
3.000%, Due 2/15/2049	5,010,000	5,906,320
2.875%, Due 5/15/2049	2,920,000	3,364,616

Total U.S. Treasury Obligations (Cost $76,094,675)		77,280,001

	Shares

SHORT-TERM INVESTMENTS - 3.02%

Investment Companies - 2.92%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%F G	15,761,567	15,761,567

	Principal Amount

U.S. Treasury Obligations - 0.10%
U.S. Treasury Bill, 1.870%, Due 2/13/2020H	$560,000	557,545

Total Short-Term Investments (Cost $16,318,606)		16,319,112

	Shares

SECURITIES LENDING COLLATERAL - 0.45% (Cost $2,453,395)

Investment Companies - 0.45%
American Beacon U.S. Government Money Market Select Fund, Select Class, 1.75%F G	2,453,395	2,453,395

TOTAL INVESTMENTS - 100.42% (Cost $508,358,263)		542,084,853
LIABILITIES, NET OF OTHER ASSETS - (0.42%)		(2,252,694)

TOTAL NET ASSETS - 100.00%		$539,832,159

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan, collateralized by either cash and/or U.S. Treasuries, at October 31, 2019 (Note 8).

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $11,454,364 or 2.12% of net assets. The Fund has no right to demand registration of these securities.

D A type of Preferred Stock that has no maturity date.

E Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on October 31, 2019.

F The Fund is affiliated by having the same investment advisor.

G 7-day yield.

H This security or a piece thereof is held as segregated collateral.

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt.

LIBOR - London Interbank Offering Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

NVDR - Non Voting Depositary Receipt.

PCL - Public Company Limited (Thailand).

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

REMIC - Real Estate Mortgage Investment Conduit.

SOFR - Secured Overnight Financing Rate.

Long Futures Contracts Open on October 31, 2019:

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Contract Value	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Futures	40	December 2019	$3,825,091	$3,914,400	$89,309
Mini MSCI Emerging Markets Index Futures	30	December 2019	1,540,197	1,562,100	21,903
S&P 500 E-Mini Index Futures	48	December 2019	7,212,095	7,285,920	73,825

			$ 12,577,383	$12,762,420	$185,037

Index Abbreviations:
MSCI	Morgan Stanley Capital International.
MSCI EAFE	Morgan Stanley Capital International - Europe, Australasia, and Far East.
S&P 500	Standard & Poor’s U.S. Equity Large-Cap Index.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of October 31, 2019, the investments were classified as described below:

Diversified Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$356,291,212	$-	$-	$356,291,212
Preferred Stocks	1,343,714	-	-	1,343,714
Corporate Obligations	-	47,524,405	-	47,524,405
Foreign Corporate Obligations	-	11,994,850	-	11,994,850
Foreign Sovereign Obligations	-	1,161,053	-	1,161,053
Asset-Backed Obligations	-	2,577,255	-	2,577,255
Collateralized Mortgage Obligations	-	278,491	-	278,491
Commercial Mortgage-Backed Obligations	-	942,743	-	942,743
U.S. Agency Mortgage-Backed Obligations	-	23,918,622	-	23,918,622
U.S. Treasury Obligations	-	77,280,001	-	77,280,001
Short-Term Investments	15,761,567	557,545	-	16,319,112
Securities Lending Collateral	2,453,395	-	-	2,453,395

Total Investments in Securities - Assets	$375,849,888	$166,234,965	$-	$542,084,853

See accompanying notes

American Beacon Diversified FundSM

Schedule of Investments

October 31, 2019

Diversified Fund	Level 1	Level 2	Level 3	Total

Financial Derivative Instruments - Assets
Futures Contracts	$185,037	$-	$-	$185,037

Total Financial Derivative Instruments - Assets	$185,037	$-	$-	$185,037

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the year ended October 31, 2019, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon Diversified FundSM

Statement of Assets and Liabilities

October 31, 2019

Assets:
Investments in unaffiliated securities, at fair value†§	$523,869,891
Investments in affiliated securities, at fair value‡	18,214,962
Foreign currency, at fair value^	2,347
Cash	1,059,110
Dividends and interest receivable	1,241,511
Receivable for investments sold	271,787
Receivable for tax reclaims	210,914
Receivable for variation margin on open futures contracts (Note 5)	185,288
Prepaid expenses	10,385

Total assets	545,066,195

Liabilities:
Payable for investments purchased	1,945,253
Cash due to broker for futures contracts	93,160
Management and sub-advisory fees payable (Note 2)	437,277
Transfer agent fees payable (Note 2)	3,272
Payable upon return of securities loaned (Note 8)§	2,453,395
Custody and fund accounting fees payable	211,437
Professional fees payable	64,491
Trustee fees payable (Note 2)	2,179
Payable for prospectus and shareholder reports	19,947
Other liabilities	3,625

Total liabilities	5,234,036

Net assets	$539,832,159

Analysis of net assets:
Paid-in-capital	$488,104,127
Total distributable earnings (deficits)A	51,728,032

Net assets	$539,832,159

Shares outstanding at no par value (unlimited shares authorized)	49,626,717
Net assets	$539,832,159
Net asset value, offering and redemption price per share	$10.88

† Cost of investments in unaffiliated securities	$490,143,301
‡ Cost of investments in affiliated securities	$18,214,962
§ Fair value of securities on loan	$8,560,381
^ Cost of foreign currency	$2,339

A The Fund’s investments in affiliated securities did not have unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Operations

For the year ended October 31, 2019

Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$10,676,079
Dividend income from affiliated securities (Note 8)	342,431
Interest income (net of foreign taxes)†	4,503,201
Income derived from securities lending (Note 9)	65,326

Total investment income	15,587,037

Expenses:
Management and sub-advisory fees (Note 2)	1,691,050
Transfer agent fees	14,946
Custody and fund accounting fees	67,009
Professional fees	142,684
Registration fees and expenses	112
Prospectus and shareholder report expenses	21,155
Trustee fees (Note 2)	22,817
Other expenses	24,036

Total expenses	1,983,809

Net investment income	13,603,228

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesA	6,074,927
Commission recapture (Note 1)	1,883
Foreign currency transactions	(19,902)
Forward foreign currency contracts	(84)
Futures contracts	257,172
Change in net unrealized appreciation of:
Investments in unaffiliated securitiesB	34,403,854
Foreign currency transactions	1,543
Futures contracts	807,820

Net gain from investments	41,527,213

Net increase in net assets resulting from operations	$55,130,441

† Foreign taxes	$605,424

A The Fund did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
B The Fund’s investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at year end.

See accompanying notes

American Beacon Diversified FundSM

Statement of Changes in Net Assets

	Year Ended October 31, 2019	Year Ended October 31, 2018
Increase (decrease) in net assets:
Operations:
Net investment income	$13,603,228	$13,004,937
Net realized gain from investments in unaffiliated securities, commission recapture, foreign currency transactions, forward foreign currency contracts, and futures contracts	6,313,996	20,217,690
Change in net unrealized appreciation (depreciation) of investments in unaffiliated securities, foreign currency transactions, and futures contracts	35,213,217	(41,207,356)

Net increase (decrease) in net assets resulting from operations	55,130,441	(7,984,729)

Distributions to shareholders:
Total retained earnings	(32,982,071)	(13,982,058)

Net distributions to shareholders	(32,982,071)	(13,982,058)

Capital share transactions (Note 11):
Proceeds from sales of shares	9,523,310	33,222,931
Reinvestment of dividends and distributions	32,982,071	13,982,058
Cost of shares redeemed	(87,656,252)	(74,721,251)

Net (decrease) in net assets from capital share transactions	(45,150,871)	(27,516,262)

Net (decrease) in net assets	(23,002,501)	(49,483,049)

Net assets:
Beginning of period	562,834,660	612,317,709

End of period	$539,832,159	$562,834,660

See accompanying notes

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

1.  Organization and Significant Accounting Policies

American Beacon Institutional Funds Trust (the “Trust”) is organized as a Delaware statutory trust. The Fund, a series within the Trust, is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company. As of October 31, 2019, the Trust consists of one active series presented in this filing: American Beacon Diversified Fund (the “Fund”). The Fund is not registered under the Securities Act of 1933 and is not available for sale to the public.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2017-08, Premium Amortization of Purchased Callable Debt Securities. The amendments in the ASU shorten the premium amortization period on a purchased callable debt security from the security’s contractual life to the earliest call date. It is anticipated that this change will enhance disclosures by reducing losses recognized when a security is called on an earlier date. This ASU is effective for fiscal years beginning after December 15, 2018. The Manager continues to evaluate the impact this ASU will have on the financial statements and other disclosures.

In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (“Topic 820”). The amendments in the ASU impact disclosure requirements for fair value measurement. It is anticipated that this change will enhance the effectiveness of disclosures in the notes to the financial statements. This ASU is effective for fiscal years beginning after December 15, 2019. Early adoption is permitted and can include the entire standard or certain provisions that exclude or amend disclosures. For the year ended October 31, 2019, the Fund has chosen to adopt the standard. The adoption of this ASU guidance did not have a material impact on the financial statements and other disclosures.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Fund in preparation of the financial statements. The Fund is considered an investment company and accordingly, follows the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Fund. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Fund’s Statement of Operations.

Distributions to Shareholders

The Fund distributes most or all of its net earning and realized gains, if any, each taxable year in the form of dividends from net investment income and distributions of realized net capital gains and net gains from foreign currency translations on an annual basis. The Fund does not have a fixed dividend rate and does not guarantee that it will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Fund may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Fund has established brokerage commission recapture arrangements with certain brokers or dealers. If the Fund’s investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. This amount is reported with the net realized gain in the Fund’s Statement of Operations, if applicable.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

Concentration of Ownership

From time to time, the Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Fund’s outstanding shares could have a material impact on the Fund. As of October 31, 2019, based on management’s evaluation of the shareholder account base, three accounts have been identified as representing an unaffiliated significant ownership of approximately 86% of the Fund’s outstanding shares.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Fund and the Manager are parties to a Management Agreement that obligates the Manager to provide the Fund with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized fee of 0.10% based on a percentage of the Fund’s average daily net assets that is calculated and accrued daily.

The Trust, on behalf of the Fund, and the Manager have entered into Investment Advisory Agreements with Aristotle Capital Management LLC; Barrow, Hanley, Mewhinney & Strauss, LLC; Brandywine Global Investment Management, LLC; Hotchkis and Wiley Capital Management, LLC; Lazard Asset Management LLC; and Templeton Investment Counsel, LLC (“Sub-Advisors”) pursuant to which the Fund has agreed to pay annualized sub-advisory fees that are calculated and accrued daily based on the Fund’s average daily net assets.

The Management and Sub-Advisory Fees paid by the Fund for the year ended October 31, 2019 were as follows:

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.10%	$550,416
Sub-Advisor Fees	0.21%	1,140,634

Total	0.31%	$1,691,050

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Fund, the lending Fund pays to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statement of Operations. During the year ended October 31, 2019, the Manager received securities lending fees of $6,945 for the securities lending activities of the Fund.

Investments in Affiliated Funds

The Fund may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Fund in connection with securities lending may also be invested in the USG Select Fund. The Fund and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the year ended October 31, 2019, the Manager earned fees on the Fund’s direct investments and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Investments in USG Select Fund	Total
Diversified	$15,508	$5,881	$21,389

Interfund Credit Facility

Pursuant to an exemptive order issued by the U.S. Securities and Exchange Commission (“SEC”), the Fund, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the year ended October 31, 2019, the Fund did not utilize the credit facility.

Trustee Fees and Expenses

As compensation for their service to the Trusts, each Trustee receives an annual retainer of $120,000, plus $10,000 for each Board meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chair receives an additional annual retainer of $50,000 as well as a $2,500 fee each quarter for attendance at the committee meetings. The Chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each fund of the Trusts according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

The price of the Fund’s shares is based on its net asset value (“NAV”) per share. The Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

The NAV of the Fund’s shares is determined based on a pro rata allocation of the Fund’s investment income, expenses and total capital gains and losses. The Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, the Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Fund does not price its shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when the Fund is not open for business, which may result in the value of the Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by the Fund occurs after the close of a related exchange but before the determination of the Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Fund may fair value securities as a result of significant events occurring after the close of the foreign markets in which the Fund invests as described below. In addition, the Fund may invest in illiquid securities requiring these procedures.

The Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but the Fund is open. The Fund uses outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of the Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust the Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks, ETFs, preferred securities, and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities (“ABS”) are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows, and market-based yield spreads for each tranche, and incorporates deal collateral performance, as available. Mortgage-related and ABS that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as forward foreign currency contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

4.  Securities and Other Investments

Agency Mortgage-Backed Securities

Certain mortgage-backed securities (“MBS”) may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

American Depositary Receipts, Global Depositary Receipts, and Non-Voting Depositary Receipts

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Global Depositary Receipts (“GDRs”) are in bearer form and traded in both the U.S. and European securities markets. Non-Voting Depositary Receipts (“NVDRs”) represent financial interests in an issuer but the holder is not entitled to any voting rights. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Fund’s possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Fund may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Fund to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Asset-Backed Securities

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables. The Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or OTC. OTC stock may be less liquid than exchange-traded stock.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

Fixed-Income Investments

The Fund may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as MBS and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Fund may invest in foreign fixed and floating rate income securities (including emerging market securities) which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed income securities of foreign corporate issuers (dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and dollar denominated). Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Fund may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, the Fund may get only limited information about an issuer, so it may be less able to predict a loss. The Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities. In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund’s illiquidity. The Manager or the sub-advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity.

Restricted securities outstanding during the year ended October 31, 2019 are disclosed in the Notes to the Schedule of Investments.

Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as the Fund, to purchase such unregistered securities if certain conditions are met.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Fund’s portfolio at the time resulting in reinvestment risk.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Mortgage-Related and Other Asset-Backed Securities

The Fund may invest in mortgage or other ABS. These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Fund’s MBS may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Other Investment Company Securities and Other Exchange-Traded Products

The Fund may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Fund may invest in securities of an investment company advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Fund becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the Fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Privately Issued Mortgage-Backed Securities

Pools created by non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government guarantees of payments in such

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Notes to Financial Statements

October 31, 2019

pools. However, timely payment of interest and principal of these pools is often partially supported by various enhancements such as over-collateralization and senior/subordination structures and by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers or the mortgage poolers. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable.

Publicly Traded Partnerships; Master Limited Partnerships

The Fund may invest in publicly traded partnerships such as master limited partnerships (“MLPs”). MLPs issue units that are registered with the SEC and are freely tradable on a securities exchange or in the OTC market. An MLP may have one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. An MLP also may be an entity similar to a limited partnership, such as a limited liability company, which has a manager or managing member and non-managing members (who are like limited partners). The general partner or partners are jointly and severally responsible for the liabilities of the MLP. A Fund invests as a limited partner and normally would not be liable for the debts of an MLP beyond the amount the Fund has invested therein but it would not be shielded to the same extent that a shareholder of a corporation would be. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate and oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Fund re-characterizes distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

U.S. Government Agency Securities

U.S. Government agency securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. U.S. Government securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to certain U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. U.S. Government securities include U.S. Treasury bills, notes and bonds, Federal Home Loan Bank (“FHLB”) obligations, Federal Farm Credit Bank (“FFCB”) obligations, U.S. Government agency obligations and repurchase agreements secured thereby. U.S. Government agency securities are subject to credit risk and interest rate risk.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

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Notes to Financial Statements

October 31, 2019

Variable or Floating Rate Obligations

The coupon on certain fixed-income securities in which the Fund may invest is not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money market index, London Inter-Bank Offered Rate (“LIBOR”) or a Treasury bill rate. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate obligations at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

As short-term interest rates decline, the coupons on floating rate securities typically decrease. Alternatively, during periods of increasing interest rates, changes in the coupons of floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Floating rate securities will not generally increase in value if interest rates decline.

5.  Financial Derivative Instruments

The Fund may utilize derivative instruments to hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Fund’s use of derivatives, it is important to note that the Fund does not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Fund may enter into forward foreign currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Fund’s securities denominated in foreign currencies. Forward foreign currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Fund bears the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Fund also bears the credit risk if the counterparty fails to perform under the contract.

During the year ended October 31, 2019, the Fund entered into forward foreign currency contracts primarily for hedging foreign currency exposure.

The Fund invested in an insignificant volume of forward foreign currency contracts during the period, and no positions were held as of October 31, 2019.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Fund may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Fund is required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Fund usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract

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Notes to Financial Statements

October 31, 2019

fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the year ended October 31, 2019, the Fund entered into futures contracts primarily for exposing cash to markets.

The Fund’s average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Year Ended October 31, 2019
Diversified	111

The following is a summary of the fair valuations of the Fund’s derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statement of Assets and Liabilities as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$185,037	$185,037

The effect of financial derivative instruments on the Statement of Operations as of October 31, 2019:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$-	$(84)	$-	$-	$-	$(84)
Futures contracts	-	-	-	-	257,172	257,172

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Futures contracts	$-	$-	$-	$-	$807,820	$807,820

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Fund’s Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Master Agreements

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Offsetting Assets and Liabilities

The Fund is a party to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Fund employs multiple money managers and

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Notes to Financial Statements

October 31, 2019

counterparties and has elected not to offset qualifying financial and derivative instruments on the Statement of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, October 31, 2019.

Offsetting of Financial and Derivative Assets as of October 31, 2019:
	Assets	Liabilities
Futures Contracts(1)	$185,037	$-

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$185,037	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(185,037)	$-

	Remaining Contractual Maturity of the Agreements As of October 31, 2019
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$2,453,395	$-	$-	$-	$2,453,395

Total Borrowings	$2,453,395	$-	$-	$-	$2,453,395

Gross amount of recognized liabilities for securities lending transactions					$2,453,395

(1) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

6.  Principal Risks

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, prepayment risk and extension risk. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain MBS and ABS securities. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield. Because prepayments increase when interest rates fall, the prices of MBS and ABS do not increase as much as other fixed income securities when interest rates fall. When interest rates rise, borrowers are less likely to prepay their mortgage and other loans. A decreased rate of prepayments lengthens the expected maturity of MBS and ABS. Therefore, the prices of MBS and ABS may decrease more than prices of other fixed-income securities when interest rates rise. Rising interest rates tend to extend the duration of these securities, making them more sensitive to changes in interest rates. Rising interest rates also may increase the risk of default by borrowers. As a result, in a period of rising interest rates, a Fund that holds these types of securities, may experience additional volatility and losses. A decline in the credit quality of and defaults by the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to a Fund. In addition, certain asset-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages.

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Notes to Financial Statements

October 31, 2019

Counterparty Risk

The Fund is subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Fund. As a result the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Fund is subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisors require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Fund may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio.

Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by the Fund may have an adverse impact on its price and make it difficult for the Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since the Fund can invest significantly in lower quality debt securities considered speculative in nature, this risk will be substantial. A downgrade or default affecting any of the Fund’s securities could affect the Fund’s performance.

Currency Risk

The Fund may have exposure to foreign currencies by investing in securities denominated in non-U.S. currencies or purchasing or selling forward currency exchange contracts in non-U.S. currencies and non-U.S. currency futures contracts. Foreign currencies may decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar may decline in value relative to the currency being hedged, and thereby affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. Currency futures, forwards, options or swaps may not always work as intended, and in specific cases, the Fund may be worse off than if it had not used such instrument(s). There may not always be suitable hedging instruments available. Even where suitable hedging instruments are available, the Fund may choose to not hedge its currency risks.

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Notes to Financial Statements

October 31, 2019

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Fund may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, the Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Equity Investments Risk

Equity securities are subject to market risk. The Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Fund to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency exchange rate fluctuations, political and financial instability in the home country of a particular depositary receipt, less liquidity and more volatility, less government regulation and supervision and delays in transaction settlement.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Fund invests a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging

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Notes to Financial Statements

October 31, 2019

market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act, including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Fund’s fixed-income investments typically will fall when interest rates rise. The Fund may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. Following the financial crisis that started in 2008, the Federal Reserve has attempted to stabilize the economy and support the economic recovery by keeping the federal funds rate (the interest rate at which depository institutions lend reserve balances to each other overnight) at or near zero percent. The Federal Reserve has raised the federal funds rate several times since December 2015 and may continue to increase or decrease rates in the future. Interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Fund. During periods of very low or negative interest rates, the Fund may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates.

Liquidity Risk

When there is little or no active trading market for a specific security it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by the Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, the Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or

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Notes to Financial Statements

October 31, 2019

performance. Redemptions by a few large investors in the Fund at such times may have a significant adverse effect on the Fund’s NAV and remaining Fund shareholders. In addition, the market-making capacity of dealers in certain types of securities has been reduced in recent years, in part as a result of structural and regulatory changes, such as fewer proprietary trading desks and increased regulatory capital requirements for broker-dealers. Further, many broker-dealers have reduced their inventory of certain debt securities. This could negatively affect the Fund’s ability to buy or sell debt securities and increase the related volatility and trading costs. The Fund may lose money if it is forced to sell certain investments at unfavorable prices to meet redemption requests or other cash needs.

Market Risk

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in certain instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

In response to the financial crisis, the U.S. and other governments and the Federal Reserve and certain foreign central banks have taken steps to support financial markets. In some countries where economic conditions are recovering, they are nevertheless perceived as still fragile. Withdrawal of government support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding, could adversely impact the value and liquidity of certain securities. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations, including changes in tax laws. The impact of new financial regulation legislation on the markets and the practical implications for market participants may not be fully known for some time. Regulatory changes are causing some financial services companies to exit long-standing lines of business, resulting in dislocations for other market participants. In addition, political and governmental events within the U.S. and abroad, such as the United States government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The U.S. government has reduced the federal corporate income tax rates, and future legislative, regulatory and policy changes may result in more restrictions on international trade, less stringent prudential regulation of certain players in the financial markets, and significant new investments in infrastructure and national defense. Markets may react strongly to expectations about the changes in these policies, which could increase volatility, especially if the markets’ expectations for changes in government policies are not borne out.

Changes in market conditions will not have the same impact on all types of securities. Interest rates have been unusually low in recent years in the United States and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a significant rate increase on various markets. For example, because investors may buy securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. Because of the sharp decline in the worldwide price of oil, there is a concern that oil producing nations may withdraw significant assets now held in U.S. Treasuries, which could force a substantial increase in interest rates. Regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.

The precise timing and the resulting impact of the United Kingdom’s departure from the European Union (the “EU”), commonly referred to as “Brexit,” are not yet known. The effect on the United Kingdom’s economy will likely depend on the nature of trade relations with the EU and other major economies following its exit, which are matters to be negotiated. The outcomes may cause increased volatility and have a significant adverse impact on world financial markets, other international trade agreements, and the United Kingdom and European economies, as well as the broader global economy for some time, which could significantly adversely affect the value of the Fund’s investments in the United Kingdom and Europe.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage-related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. When mortgages and other obligations are prepaid and when securities are called, a Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss and/or a decrease in the amount of dividends and yield.

Multiple Sub-Advisor Risk

The Manager may allocate the Fund’s assets among multiple sub-advisors, each of which is responsible for investing its allocated portion of the Fund’s assets. To a significant extent, the Fund’s performance will depend on the success of the Manager in allocating the Fund’s assets to sub-advisors and its selection and oversight of the sub-advisors. Because each sub-advisor manages its allocated portion of the Fund independently from another sub-advisor, the same security may be held in different portions of the Fund, or may be acquired for one portion of the Fund at a time when a sub-advisor to another portion deems it appropriate to dispose of the security from that other portion, resulting in higher expenses without accomplishing any net result in the Fund’s holdings. Similarly, under some market conditions, one sub-advisor may believe that temporary, defensive investments in short-term instruments or cash are appropriate when another sub-advisor believes continued exposure to the equity or debt markets is appropriate for its allocated portion of the Fund. Because each sub-advisor directs the trading for its own portion of the Fund, and does not aggregate its transactions with those of the other sub-advisors, the Fund may incur higher brokerage costs than would be the case if a single sub-adviser were managing the entire Fund. In addition, while the Manager seeks to allocate the Fund’s assets among the Fund’s sub-advisors in a manner that it believes is consistent with achieving the Fund’s investment objective(s), the Manager may be subject to potential conflicts of interest in allocating the Fund’s assets among sub-advisors, due to factors that could impact the Manager’s revenues and profits.

Other Investment Companies Risk

The Fund may invest in shares of other registered investment companies, including money market funds. To the extent that the Fund invests in shares of other registered investment companies, the Fund will indirectly bear the fees and expenses, including for example advisory and administrative fees charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those companies. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk. The Fund must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of the Fund’s investment will decline, adversely affecting the Fund’s performance. To the extent the Fund invests in other investment companies that invest in equity securities, fixed income securities and/or foreign securities, or track an index, the Fund is subject to the risks associated with the underlying investments held by the investment

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

company or the index fluctuations to which the investment company is subject. For example, the Fund’s investments in money market funds are subject to interest rate risk, credit risk, and market risk.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of asset-backed securities, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. The Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If the Fund buys those securities at a premium, accelerated prepayments on those securities could cause the Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only the prices but can also change the income flows and repayment assumptions about those investments.

Redemption Risk

The Fund may experience periods of heavy redemptions that could cause the Fund to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Fund, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Fund’s performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Fund to have to distribute substantial capital gains.

Securities Lending Risk

A Fund may lend its portfolio securities to brokers, dealers and financial institutions to seek income. There is a risk that a borrower may default on its obligations to return loaned securities; however, a Fund’s securities lending agent indemnifies the Fund against that risk. There is a risk that the assets of a Fund’s securities lending agent may be insufficient to satisfy any contractual indemnification requirements to the Fund. Borrowers of a Fund’s securities typically provide collateral in the form of cash that is reinvested in securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions and there is the risk of possible loss of rights in the collateral should the borrower fail financially. In any case in which the loaned securities are not returned to the Fund before an ex-dividend date, the payment in lieu of the dividend that the Fund receives from the securities’ borrower would not be treated as a dividend for federal income tax purposes and thus would not qualify for treatment as “qualified dividend income”.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Fund holds securities of such issuers, it might not be able to recover its investment from the U.S. Government.

Valuation Risk

This is the risk that the Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value certain investments, the Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before the Fund determines its NAV per share. The Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third-party service providers, such as pricing services or accounting agents.

Variable and Floating Rate Securities Risk

The interest rates payable on variable and floating-rate securities are not fixed and may fluctuate based upon changes in market rates. The interest rate on a floating rate security is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. Variable and floating rate securities are subject to interest rate risk and credit risk.

As short-term interest rates decline, interest payable on floating-rate securities typically decreases. Alternatively, during periods of rising interest rates, interest payable on floating-rate securities typically increases. Changes in the interest rates of floating-rate securities may lag behind changes in market rates or may have limits on the maximum rate change for a given period of time. The value of floating-rate securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

7.  Federal Income and Excise Taxes

It is the policy of the Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, the Fund is treated as a single entity for the purpose of determining such qualification.

The Fund does not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the three year period ended October 31, 2019 remain subject to examination by the Internal Revenue Service. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statement of Operations.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

The tax character of distributions paid were as follows:

	Year Ended October 31, 2019	Year Ended October 31, 2018
Distributions paid from:
Ordinary income*	$22,371,905	$13,090,061
Long-term capital gains	10,610,166	891,997

Total distributions paid	$32,982,071	$13,982,058

* For tax purposes, short-term gains are considered ordinary income distributions.

As of October 31, 2019 the components of distributable earnings (deficits) on a tax basis were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Diversified	$510,082,280	$54,658,337	$(22,657,742)	$32,000,595

Fund	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other (Losses)	Other Temporary Differences	Distributable Earnings
Diversified	$32,000,595	$17,314,641	$2,412,795	$-	$1	$51,728,032

Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The temporary differences between financial reporting and tax-basis reporting of unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses from wash sales, the realization for tax purposes of unrealized gains (losses) on certain derivative instruments, and reclassifications of income from investments in real estate investment securities and publicly traded partnerships.

Due to inherent differences in the recognition of income, expenses, and realized gains (losses) under U.S. GAAP and federal income tax regulations, permanent differences between book and tax reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

Accordingly, the following amounts represent current year permanent differences derived from tax-exempt interest and nondeductible expenses from investments in publicly traded partnerships as of October 31, 2019:

Fund	Paid-In-Capital	Distributable Earnings/(Deficits)
Diversified	$1,963	$(1,963)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Fund in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of October 31, 2019 the Fund did not have any capital loss carryforwards.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the year ended October 31, 2019 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Diversified	$132,850,291	$268,652,099	$189,554,286	$250,391,810

A summary of the Fund’s transactions in the USG Select Fund for the year ended October 31, 2019 were as follows:

Fund	Type of Transaction	October 31, 2018 Shares/Fair Value	Purchases	Sales	October 31, 2019 Shares/Fair Value	Dividend Income
Diversified	Direct	$17,700,487	$292,443,248	$294,382,168	$15,761,567	$342,431
Diversified	Securities Lending	8,437,577	77,250,544	83,234,726	2,453,395	N/A

9.  Securities Lending

The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark-to-market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statement of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of October 31, 2019, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Diversified	$8,560,381	$2,453,395	$6,397,080	$8,850,475

Cash collateral is listed on the Fund’s Schedule of Investments and is shown on the Statement of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statement of Operations.

Non-cash collateral received by the Fund may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Fund’s Schedule of Investments or Statement of Assets and Liabilities.

10.  Borrowing Arrangements

Effective November 15, 2018 the “Effective Date”), the Fund, along with certain other funds managed by the Manager (“Participating Funds”), entered into a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $250 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on amounts borrowed. Each of the Participating Funds paid a closing fee of $100,000 on the Effective Date and a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 14, 2019, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

On the Effective Date, the Fund, along with certain other Participating Funds managed by the Manager, also entered into an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted Line is $50 million with interest at a rate equal to the higher of (a) one-month LIBOR plus 1.25% per annum or (b) the Federal Funds rate plus 1.25% per annum on each outstanding loan. Each of the Participating Funds paid a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 14, 2019 unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the year ended October 31, 2019, the Fund did not utilize this facility.

American Beacon Diversified FundSM

Notes to Financial Statements

October 31, 2019

11.  Capital Share Transactions

The table below summarizes the activity in capital shares for the Fund:

	Year Ended October 31,
	2019		2018
Diversified Fund	Shares	Amount	Shares	Amount
Shares sold	917,451	$9,523,310	3,004,390	$33,222,931
Reinvestment of dividends	3,557,936	32,982,071	1,276,900	13,982,058
Shares redeemed	(8,500,350)	(87,656,252)	(6,781,562)	(74,721,251)

Net (decrease) in shares outstanding	(4,024,963)	$(45,150,871)	(2,500,272)	$(27,516,262)

12.  Subsequent Events

At a meeting held on November 12, 2019, the Board of the Fund approved the termination of Templeton Investment Counsel, LLC and the appointment of WCM Investment Management, LLC, effective on or about January 31, 2020, subject to shareholder approval.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no additional material events that would require disclosure in the Fund’s financial statements through this date.

American Beacon Diversified FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Year Ended October 31,		March 24, 2017A to October 31,
	2019	2018	2017

Net asset value, beginning of period	$10.49	$10.90	$10.00

Income (loss) from investment operations:
Net investment income	0.28	0.24	0.12
Net gains (losses) on investments (both realized and unrealized)	0.74	(0.40)	0.78

Total income (loss) from investment operations	1.02	(0.16)	0.90

Less distributions:
Dividends from net investment income	(0.25)	(0.16)	-
Distributions from net realized gains	(0.38)	(0.09)	-

Total distributions	(0.63)	(0.25)	-

Net asset value, end of period	$10.88	$10.49	$10.90

Total returnB	10.77%	(1.56)%	9.00	%C

Ratios and supplemental data:
Net assets, end of period	$539,832,159	$562,834,660	$612,317,709
Ratios to average net assets:
Expenses, before reimbursements	0.37%	0.35%	0.53	%D
Expenses, net of reimbursements	0.37%	0.35%	0.53	%D
Net investment income, before expense reimbursements	2.50%	2.11%	1.86	%D
Net investment income, net of reimbursements	2.50%	2.11%	1.86	%D
Portfolio turnover rate	76%	29%	34	%E

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 24, 2017 through October 31, 2017 and is not annualized.

See accompanying notes

American Beacon FundsSM

Federal Tax Information

October 31, 2019 (Unaudited)

Certain tax information regarding the Funds are required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended October 31, 2019. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2019.

The Fund designated the following items with regard to distributions paid during the fiscal year ended October 31, 2019. All designations are based on financial information available as of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code of 1986, as amended, and the regulations there under.

Corporate Dividends-Received Deduction:

Diversified	59.24%

Qualified Dividend Income:

Diversified	42.95%

Long-Term Capital Gain Distributions:

Diversified	$10,610,166

Short-Term Capital Gain Distributions:

Diversified	$9,181,171

Shareholders will receive notification in January 2020 of the applicable tax information necessary to prepare their 2019 income tax returns.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreements

At in-person meetings held on May 9, 2019 and June 4-5, 2019 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 5, 2019 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Institutional Funds Trust (“Trust”), on behalf of the American Beacon Diversified Fund (“Fund”); and

(2) the Investment Advisory Agreements among the Manager, the Trust, on behalf of the Fund, and each of Aristotle Capital Management, LLC (“Aristotle”), Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow”), Brandywine Global Investment Management, LLC (“Brandywine”), Hotchkis and Wiley Capital Management, LLC (“Hotchkis”), Lazard Asset Management LLC (“Lazard”) and Templeton Investment Counsel, LLC (“Templeton”) (each, a “subadvisor” and collectively, the “subadvisors”).

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.” In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisors.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Board received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any fee waivers and/or reimbursements.

A firm may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. The class of shares used for comparative performance purposes was the AAL share class, the Fund’s only share class.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of investment advisory contracts, such as the Agreements. The memorandum explained the regulatory requirements surrounding the Board’s process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Fund and its shareholders.

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to renew the Agreements, the Board considered the Fund’s investment management and subadvisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund; (3) the costs incurred by the Manager in rendering services to the Fund and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or the subadvisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the subadvisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s performance since its inception on March 24, 2017; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels. The Board also considered the Manager’s representation that the advisory, administrative and related services provided to the Fund are consistent with the services provided to the series of the American Beacon Funds (“American Beacon Funds”), except that, since the Fund has only one share class and the Fund’s shares are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D thereunder, the Manager does not provide to the Fund certain services that it provides to the American Beacon Funds, such as services related to the American Beacon Funds’ multiple class structure.

With respect to the renewal of the Investment Advisory Agreements, the Board considered the level of staffing and the size of the subadvisors. The Board also considered the adequacy of the resources committed to the Fund by the subadvisors, and whether those resources were commensurate with the needs of the Fund and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisors. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisors were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding Broadridge’s independent methodology for selecting the Fund’s Broadridge performance universe. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for the Fund. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of its portion of the Fund relative to the performance of the Fund’s benchmark index, and, with respect to Aristotle, Barrow, Brandywine, Hotchkis and Lazard, a similar account or a composite of similar accounts managed by the subadvisor. In addition, the Board considered the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of the Fund.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to the Fund, the Board considered representations made by Aristotle, Barrow, Brandywine, Hotchkis and Lazard that the fee rate negotiated by the Manager is favorable relative to the fee rates that the relevant subadvisor charges for any comparable client accounts, and representations made by Templeton that, for fee comparison purposes, it does not manage any comparable client accounts and therefore could not provide fee schedules for comparable investment accounts managed by Templeton. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board considered that it was advised that the subadvisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that, with respect to each subadvisor, the Manager has negotiated breakpoints in the subadvisory fee rate for the Fund. In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or a subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Fund’s securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for proprietary and/or third-party research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made in comparison to the Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

represents the top 20 percent of the universe based on performance and the 5th Quintile representing the bottom 20 percent of the universe based on performance. References below to the Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made in comparison to the Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the lowest 20 percent of the universe or group based on lowest total expense and the 5th Quintile representing the highest 20 percent of the universe or group based on highest total expense. References below to the Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. The Board also considered the Fund’s Morningstar fee level category. In reviewing expenses, the Board considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Board.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	1st Quintile
Morningstar Fee Level Ranking – Institutional Class	Not Available

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2018)

Compared to Broadridge Performance Universe	4th Quintile

Compared to Morningstar Category	4th Quintile

In considering the renewal of the Investment Advisory Agreements with each subadvisor, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single subadvisor. The Board also considered the following additional factors:

Subadvisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2018)

Aristotle – U.S. Equity*	1 Year	2	nd Quintile
Barrow – U.S. Equity*	1 Year	1	st Quintile
Brandywine – U.S. Equity*	1 Year	5	th Quintile
Hotchkis – U.S. Equity*	1 Year	5	th Quintile
Barrow – Fixed Income**	1 Year	1	st Quintile
Brandywine – Fixed Income**	1 Year	1	st Quintile
Lazard – Non-U.S. Equity***	1 Year	2	nd Quintile
Templeton – Non-U.S. Equity***	1 Year	3	rd Quintile

*  Aristotle, Barrow, Brandywine, & Hotchkis U.S. Equity return compared to the Broadridge large cap value performance universe

**  Barrow & Brandywine – Fixed Income return compared to Broadridge core bond performance universe

*** Templeton & Lazard Non-U.S. Equity return compared to Broadridge international equity performance universe

Disclosure Regarding Approval of the Management and Investment Advisory Agreements (Unaudited)

The Board also considered: (1) that the Fund is a customized financial product that is offered to a single client; (2) the Manager’s explanation that Brandywine and Hotchkis’ deep value investment style (in companies with more significant discounts to price-to-earnings and price-to book ratios relative to other investment managers) was out of favor for the latter part of 2018 but has rebounded in 2019; (3) information provided by each subadvisor regarding fee rates charged for managing assets in the same or a similar strategy or strategies as the subadvisor manages its allocation of the Fund; (4) the Manager’s recommendation to continue to retain each subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation; and (5) the Manager’s representation that, while the Manager was recommending that the Board continue to retain Templeton, the Manager continues to evaluate the performance of Templeton’s portion of the Fund and whether to make any further recommendations with respect to that subadvisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and the subadvisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and subadvisors’ continued management of the Fund.

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

The Trustees and officers of the American Beacon Institutional Funds Trust (the “Trust”) are listed below, together with their principal occupations during the past five years. The address of each person listed below is 220 Las Colinas Boulevard East, Suite 1200, Irving, Texas 75039. Each Trustee oversees thirty-six funds in the fund complex that includes the Trust, the American Beacon Funds, the American Beacon Select Funds, the American Beacon Sound Point Enhanced Income Fund, the American Beacon Apollo Total Return Fund and the American Beacon Sound Point Alternative Lending Fund. The Trust’s Statement of Additional Information contains additional information about the Trustees and is available without charge by calling 1-800-658-5811.

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Alan D. Feld** (82)	Trustee since 2017	Partner in the law firm of Akin, Gump, Strauss, Hauer & Feld, LLP (law firm) (1960-Present); Trustee, American Beacon Funds (1996-Present); Trustee, American Beacon Select Funds (1999-Present); Trustee, Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

NON-INTERESTED TRUSTEES	Term
Lifetime of Trust until removal, resignation or retirement*

Gilbert G. Alvarado (49)	Trustee since 2017	Director, Kura MD, Inc. (local telehealth organization) (2015-present); Vice President & CFO, Sierra Health Foundation (health conversion private foundation) (2006-Present); Vice President & CFO, Sierra Health Foundation: Center for Health Program Management (California public benefit corporation) (2012-Present); Director, Innovative North State (2012-2015); Director, Sacramento Regional Technology Alliance (2011-2016); Director, Women’s Empowerment (2009-2014); Director, Valley Healthcare Staffing (2017-present); Trustee, American Beacon Funds (2015-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Joseph B. Armes (57)	Trustee since 2017	Chairman & CEO, CSW Industrials f/k/a Capital Southwest Corporation (investment company) (2015-Present); Chairman of the Board of Capital Southwest Corporation, predecessor to CSW Industrials, Inc. (2014-2017) (investment company); CEO, Capital Southwest Corporation (2013-2015); President & CEO, JBA Investment Partners (family investment vehicle) (2010-Present); Director and Chair of Audit Committee, RSP Permian (oil and gas producer) (2013-Present); Trustee, American Beacon Funds 2015-Present); Trustee, American Beacon Select Funds (2015-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Gerard J. Arpey (61)	Trustee since 2017	Director, The Home Depot, Inc. (2015-Present); Partner, Emerald Creek Group (private equity firm) (2011-Present); Director, S.C. Johnson & Son, Inc. (privately held company) (2008-present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

Brenda A. Cline (58)	Trustee since 2017 Chair since 2019 Vice Chair 2018	Chief Financial Officer, Treasurer and Secretary, Kimbell Art Foundation (1993-Present); Director, Tyler Technologies, Inc. (public sector software solutions company) (2014-Present); Director, Range Resources Corporation (oil and natural gas company) (2015-Present); Trustee, Cushing Closed-End and Open-End Funds and ETFs (2017-Present); Trustee, American Beacon Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Eugene J. Duffy (65)	Trustee since 2017	Managing Director, Global Investment Management Distribution, Mesirow Financial (2016-Present); Managing Director, Institutional Services, Intercontinental Real Estate Corporation (2014-Present); Principal and Executive Vice President, Paradigm Asset Management (1994-2014); Trustee, American Beacon Funds (2008-Present); Trustee, American Beacon Select Funds (2008-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Claudia A. Holz (62)	Trustee since 2018	Partner, KPMG LLP (1990-2017); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Douglas A. Lindgren (57)	Trustee since 2018	CEO North America, Carne Global Financial Services (2016-2017); Managing Director, IPS Investment Management and Global Head, Content Management, UBS Wealth Management (2010-2016); Trustee, American Beacon Funds (2018-Present); Trustee, American Beacon Select Funds (2018-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Richard A. Massman (76)	Trustee since 2017 Chair 2008-2018 Chair Emeritus since 2019	Consultant and General Counsel Emeritus, Hunt Consolidated, Inc. (holding company engaged in oil and gas exploration and production, refining, real estate, farming, ranching and venture capital activities) (2009-Present); Trustee, American Beacon Funds (2004-Present); Trustee, American Beacon Select Funds (2004-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Barbara J. McKenna, CFA (56)	Trustee since 2017	President/Managing Principal, Longfellow Investment Management Company (2005-Present); Trustee, American Beacon Funds (2012-Present); Trustee, American Beacon Select Funds (2012-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
NON-INTERESTED TRUSTEES (CONT.)	Term
Lifetime of Trust until removal, resignation or retirement*

R. Gerald Turner (73)	Trustee since 2017	President, Southern Methodist University (1995-Present); Director, J.C. Penney Company, Inc. (1996-Present); Director, Kronus Worldwide Inc. (chemical manufacturing) (2003-Present); Trustee, American Beacon Funds (2001-Present); Trustee, American Beacon Select Funds (2001-Present); Trustee, American Beacon Sound Point Enhanced Income Fund (2018-Present); Trustee, American Beacon Apollo Total Return Fund (2018-Present); Trustee, American Beacon Sound Point Alternative Lending Fund (2019-Present).

OFFICERS	Term
One Year

Gene L. Needles, Jr. (64)	President since 2009	President (2009-2018), CEO and Director (2009-Present), and Chairman (2018-Present), American Beacon Advisors, Inc., President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Investment Holdings, LLC; President (2015-2018), Director and CEO (2015-Present), and Chairman (2018-Present), Resolute Topco, Inc.; President (2015-2018); Director, and CEO (2015-Present), and Chairman (2018-Present), Resolute Acquisition, Inc.; President (2015-2018), Director and CEO (2015-Present), Chairman (2018-Present), Resolute Investment Managers, Inc.; Director, Chairman, President and CEO, Resolute Investment Distributors (2017-Present); Director, Chairman, President and CEO; Resolute Investment Services, Inc. (2017-Present); President and CEO, Lighthouse Holdings Parent, Inc. (2009-2015); President, CEO and Director, Lighthouse Holdings, Inc. (2009-2015); Manager, President and CEO, American Private Equity Management, LLC (2012-Present); Director, Chairman, President and CEO, Alpha Quant Advisors, LLC (2016-Present); Director, ARK Investment Management LLC (2016-Present); Director, Shapiro Capital Management LLC (2017-Present); Director, Chairman and CEO, Continuous Capital, LLC (2018-Present); President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Director and President, American Beacon Cayman Transformational Innovation Company, LTD., (2017-2018); President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); President American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Member, Investment Advisory Committee, Employees Retirement System of Texas (2017-Present); Trustee, American Beacon NextShares Trust (2015-Present); President, American Beacon Funds (2009-Present); President, American Beacon Select Funds (2009-Present); President, American Beacon Sound Point Enhanced Income Fund (2018-Present); President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present); President, American Beacon Sound Point Alternative Lending Fund (2019-Present); Director, Green Harvest Asset Management (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Rosemary K. Behan (60)	VP, Secretary and Chief Legal Officer since 2017	Vice President, Secretary and General Counsel, American Beacon Advisors, Inc. (2006-Present); Secretary, Resolute Investment Holdings, LLC (2015-Present); Secretary, Resolute Topco, Inc. (2015-Present); Secretary, Resolute Acquisition, Inc. (2015-Present); Vice President, Secretary and General Counsel, Resolute Investment Managers, Inc. (2015-Present); Secretary, Resolute Investment Distributors, Inc. (2017-Present); Vice President, Secretary and General Counsel, Resolute Investment Services, Inc. (2017-Present); Vice President and Secretary, Lighthouse Holdings Parent, Inc. (2008-2015); Vice President and Secretary, Lighthouse Holdings, Inc. (2008-2015); Secretary, American Private Equity Management, LLC (2008-Present); Secretary and General Counsel, Alpha Quant Advisors, LLC (2016-Present); Vice President and Secretary, Continuous Capital, LLC (2018-Present); Secretary, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Secretary, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-2018); Secretary, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Secretary, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Select Funds (2006-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Legal Officer, Vice President and Secretary American Beacon Apollo Total Return Fund (2018-Present); Chief Legal Officer, Vice President and Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Secretary, Green Harvest Asset Management (2019-Present).

Brian E. Brett (59)	VP since 2017	Senior Vice President, Head of Distribution (2012-Present), Vice President, Director of Sales (2004-2012), American Beacon Advisors, Inc.; Senior Vice President, Resolute Investment Managers, Inc. (2017-Present); Senior Vice President, Resolute Investment Distributors, Inc. (2018-Present), Senior Vice President, Resolute Investment Services, Inc. (2018-Present); Senior Vice President, Lighthouse Holdings Parent, Inc. (2008-2015); Senior Vice President, Lighthouse Holdings, Inc. (2008-2015); Vice President, American Beacon Funds (2004-Present); Vice President, American Beacon Select Funds (2004-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Paul B. Cavazos (50)	VP since 2017	Chief Investment Officer and Senior Vice President, American Beacon Advisors, Inc. (2016-Present); Chief Investment Officer, DTE Energy (2007-2016); Vice President, American Private Equity Management, L.L.C. (2017-Present); Vice President, American Beacon Funds (2016-Present); Vice President, American Beacon Select Funds (2016-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Erica Duncan (49)	VP Since 2017	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers (2018-Present); Vice President, Resolute Investment Services, Inc. (2018-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Melinda G. Heika (58)	Treasurer since 2017	Treasurer and CFO (2010-Present), American Beacon Advisors, Inc.; Treasurer, Resolute Topco, Inc. (2015-Present); Treasurer, Resolute Investment Holdings, LLC. (2015-Present); Treasurer, Resolute Acquisition, Inc. (2015-Present); Treasurer and CFO, Resolute Investment Managers, Inc. (2017-Present); Treasurer, Resolute Investment Distributors, Inc. (2017-2017); Treasurer and CFO, Resolute Investment Services, Inc. (2015-Present); Treasurer, Lighthouse Holdings Parent Inc., (2010-2015); Treasurer, Lighthouse Holdings, Inc. (2010-2015); Treasurer, American Private Equity Management, LLC (2012-Present); Treasurer and CFO, Alpha Quant Advisors, LLC (2016-Present); Treasurer and CFO, Continuous Capital, LLC (2018-Present); Treasurer, American Beacon Cayman Transformational Innovation, Ltd. (2017-2018); Treasurer, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Treasurer, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Treasurer, American Beacon Funds (2010-Present); Treasurer, American Beacon Select Funds (2010-Present); Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present); Treasurer, Green Harvest Asset Management (2019-Present).

Terri L. McKinney (55)	VP since 2017	Vice President (2009-Present), Managing Director (2003-2009), American Beacon Advisors, Inc.; Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services, Inc (2018-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Jeffrey K. Ringdahl (44)	VP since 2017	Director (2015-Present), President (2018-Present), Chief Operating Officer (2010-Present), Senior Vice President (2013-2018), Vice President (2010-2013), American Beacon Advisors, Inc.; Director (2015-Present), President (2018-Present), Senior Vice Present (2015-2018), Resolute Investment Holdings, LLC; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Topco, Inc.; Director (2015-Present), President (2018-Present), Senior Vice President (2015-2018), Resolute Acquisition, Inc.; Director (2015-Present), President & COO (2018-Present), Senior Vice President (2015-2018), Resolute Investment Managers, Inc.; Director and Executive Vice President (2017-Present), Resolute Investment Distributors, Inc.; Director (2017-Present), President & COO (2018-Present), Executive Vice President (2017-2018), Resolute Investment Services, Inc.; Senior Vice President (2017-Present), Vice President (2012-2017), Manager (2015-Present), American Private Equity Management, LLC; Senior Vice President, Lighthouse Holdings Parent, Inc. (2013-2015); Senior Vice President, Lighthouse Holdings, Inc. (2013-2015); Trustee, American Beacon NextShares Trust (2015-Present); Director, Executive Vice President & COO, Alpha Quant Advisors, LLC (2016-Present); Director, Shapiro Capital Management, LLC (2017-Present); Director, Executive Vice President & COO, Continuous Capital, LLC (2018-Present); Director and Vice President, American Beacon Cayman Transformational Innovation Company, Ltd., (2017-Present); Vice President, American Beacon Delaware Transformational Innovation Corporation (2017-2018); Director and Vice President, American Beacon Cayman Managed Futures Strategy Fund, Ltd. (2014-Present); Vice President, American Beacon Cayman TargetRisk Company, Ltd (2018-Present); Vice President, American Beacon Funds (2010-Present); Vice President, American Beacon Select Funds (2010-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Director, RSW Investments Holdings LLC, (2019-Present); Manager, SSI Investment Management, LLC (2019-Present), Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Samuel J. Silver (56)	VP Since 2017	Vice President (2011-Present), Chief Fixed Income Officer (2016-Present), American Beacon Advisors, Inc. (2011-Present); Vice President, American Beacon Funds (2011-Present); Vice President, American Beacon Select Funds (2011-Present); Vice President, American Beacon Sound Point Enhanced Income Fund (2018-Present); Vice President, American Beacon Apollo Total Return Fund (2018-Present); Vice President, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Christina E. Sears (48)	Chief Compliance Officer since 2017 and Asst. Secretary since 2017	Vice President, American Beacon Advisors, Inc. (2019-Present); Chief Compliance Officer, American Beacon Advisors, Inc. (2004-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Distributors (2017-Present); Vice President, Resolute Investment Services, Inc. (2019-Present); Chief Compliance Officer, American Private Equity Management, LLC (2012-Present); Chief Compliance Officer (2016-2019) and Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Funds; Chief Compliance Officer (2004-Present) and Assistant Secretary (1999-Present), American Beacon Select Funds; Chief Compliance Officer and Assistant Secretary, American Beacon Institutional Funds Trust (2017-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Chief Compliance Officer and Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Sonia L. Bates (62)	Asst. Treasurer since 2017	Assistant Treasurer, American Beacon Advisors, Inc. (2011-2018); Assistant Treasurer, Lighthouse Holdings Parent Inc. (2011-2015); Assistant Treasurer, Lighthouse Holdings, Inc. (2011-2015); Assistant Treasurer, American Private Equity Management, LLC (2012-Present); Assistant Treasurer, American Beacon Cayman Transformational Innovation Company, Ltd. (2017-Present); Assistant Treasurer, American Beacon Cayman TargetRisk Company, Ltd. (2018-Present); Assistant Treasurer, American Beacon Funds (2011-Present); Assistant Treasurer, American Beacon Select Funds (2011-Present); Assistant Treasurer, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Treasurer, American Beacon Apollo Total Return Fund (2018-Present); Assistant Treasurer, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Shelley D. Abrahams (44)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Funds (2008-Present); Assistant Secretary, American Beacon Select Funds (2008-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present), Assistant Secretary, Green Harvest Asset Management (2019-Present).

Rebecca L. Harris (52)	Assistant Secretary since 2017	Vice President, American Beacon Advisors, Inc. (2011-Present); Vice President, Resolute Investment Managers, Inc. (2017-Present); Vice President, Resolute Investment Services (2015-Present); Vice President, Alpha Quant Advisors, LLC (2016-Present); Vice President, Continuous Capital, LLC (2018-Present); Assistant Secretary, American Beacon Funds (2010-Present); Assistant Secretary, American Beacon Select Funds (2010-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present).

Trustees and Officers of the American Beacon Institutional Funds TrustSM (Unaudited)

Name, Age	Position, Term of Office and Length of Time Served with the Trust	Principal Occupation(s) During Past 5 Years and Current Directorships
OFFICERS (CONT.)	Term
One Year

Teresa A. Oxford (61)	Assistant Secretary since 2017	Assistant Secretary, American Beacon Advisors, Inc. (2015-Present); Assistant Secretary, Resolute Investment Distributors (2018-Present); Assistant Secretary, Resolute Investment Services (2018-Present); Assistant Secretary, Alpha Quant Advisors, LLC (2016-Present); Assistant Secretary, American Beacon Funds (2015-Present); Assistant Secretary, American Beacon Select Funds (2015-Present); Assistant Secretary, American Beacon Sound Point Enhanced Income Fund (2018-Present); Assistant Secretary, American Beacon Apollo Total Return Fund (2018-Present); Assistant Secretary, American Beacon Sound Point Alternative Lending Fund (2019-Present); Assistant Secretary, Green Harvest Asset Management (2019-Present).

* As of 11/12/2014, the Board adopted a retirement plan that requires Trustees, other than Messrs. Feld and Massman to retire no later than the last day of the calendar year in which they reach the age of 75. As of 11/7/17, the Board approved a waiver of the mandatory retirement policy with respect to Mr. Massman, who turned 75 in November 2018, to permit him to continue to serve on the Board as Chair Emeritus through 12/31/19.

** Mr. Feld is deemed to be an “interested person” of the Trusts, as defined by the 1940 Act. Mr. Feld’s law firm of Akin, Gump, Strauss, Hauer & Feld LLP has provided legal services within the past two fiscal years to one or more of the Trust’s sub-advisors.

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Delivery of Documents

To obtain more information about the Fund:

By E-mail:
american_beacon.funds@ambeacon.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Institutional Funds Trust or American Beacon Diversified Fund P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the first and third fiscal quarters. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, which is available free of charge by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Quincy, Massachusetts	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas

This report is prepared for shareholders of the American Beacon Diversified Fund and may be distributed to others only if preceded or accompanied by a current Private Placement Memorandum.

American Beacon Institutional Funds Trust and American Beacon Diversified Fund are service marks of American Beacon Advisors, Inc.

AR 10/19

ITEM 2.	CODE OF ETHICS.

The Trust adopted a code of ethics that applies to its principal executive and financial officers (the “Code”). The Trust amended its code August 19, 2019 to disclose the addition of the American Beacon Sound Point Enhanced Income Fund, American Beacon Apollo Total Return Fund and American Beacon Sound Point Alternative Lending Fund and to disclose a change to limit the value of gifts received by the principal officer or financial officer to $100. The Trust did not grant any waivers to the provisions of the Code during the period covered by the shareholder reports presented in Item 1. The Code is filed herewith as Exhibit 99.CODE ETH.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Trust’s Board of Trustees has determined that Gilbert G. Alvarado and Claudia Holz, members of the Trust’s Audit and Compliance Committee, are “audit committee financial experts” as defined in Form N-CSR. Mr. Gilbert Alvarado and Ms. Claudia Holz are “independent” as defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees	Fiscal Year Ended
$44,214	10/31/2018
$45,143	10/31/2019

(b) Audit-Related Fees	Fiscal Year Ended
$0	10/31/2018
$0	10/31/2019

(c) Tax Fees	Fiscal Year Ended
$13,935	10/31/2018
$9,702	10/31/2019

(d) All Other Fees	Fiscal Year Ended
$0	10/31/2018
$0	10/31/2019

e)(1) Pursuant to its charter, the Trust’s Audit and Compliance Committee shall have the following duties and powers pertaining to pre-approval of audit and non-audit services provided by the Trust’s principal accountant:

- to approve, prior to appointment, the engagement of auditors to annually audit and provide their opinion on the Trusts’ financial statements, and, in connection therewith, reviewing and evaluating matters potentially affecting the independence and capabilities of the auditors;

- to approve, prior to appointment, the engagement of the auditors to provide non-audit services to the Trusts, an investment adviser to any series of the Trusts or any entity controlling, controlled by, or under common control with an investment adviser (“adviser affiliate”) that provides ongoing services to the Trusts, if the engagement relates directly to the operations and financial reporting of the Trusts;

- to consider whether the non-audit services provided by a Trust’s auditor to an investment adviser or any adviser affiliate that provides ongoing services to a series of the Trusts, which services were not pre-approved by the Committee, are compatible with maintaining the auditor’s independence;

- to review the arrangements for and scope of the annual audit and any special audits; and

- to review and approving the fees proposed to be charged to the Trusts by the auditors for each audit and non-audit service.

The Audit and Compliance Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full audit committee at its next regularly scheduled meeting.

(e)(2) None of the fees disclosed in paragraphs (b) through (d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees for Services Rendered to the:

Registrant	Adviser	Adviser’s Affiliates Providing Ongoing Services to Registrant	Fiscal Year Ended
$13,935	$391,405	N/A	10/31/2018
$9,702	$625,313	N/A	10/31/2019

(h)	Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Filed herewith as EX-99.CODE ETH.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b)    The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
Date: January 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.
Gene L. Needles, Jr.
President
American Beacon Institutional Funds Trust
Date: January 9, 2020

By /s/ Melinda G. Heika
Melinda G. Heika
Treasurer
American Beacon Institutional Funds Trust
Date: January 9, 2020